                                                                   EXHIBIT 10.22

================================================================================


                             CONTRIBUTION AGREEMENT

                                 BY AND BETWEEN

                          PHILADELPHIA PLAZA - PHASE II

                                       AND

                                  FOR PURPOSES
                                       OF
                              ARTICLES IV, V AND VI
                                      ONLY

                                 JAMES A. THOMAS

                        THOMAS INVESTMENT PARTNERS, LTD.

                              THE LUMBEE CLAN TRUST

           THE THOMAS FAMILY TRUST OF 1980 - FBO SUZANNE ELLEN THOMAS

            THE THOMAS FAMILY TRUST OF 1980 -FBO SHERRIE ANN PASTRON

                              SUZANNE ELLEN THOMAS

                                       AND

                               SHERRIE ANN PASTRON


                                       AND


                            MAGUIRE PROPERTIES, L.P.



                          DATED AS OF NOVEMBER 8, 2002


================================================================================

                                TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
RECITALS....................................................................................1

ARTICLE I. CONTRIBUTION OF PARTNERSHIP INTERESTS  AND EXCHANGE FOR PARTNERSHIP
                  UNITS..................................................................... 2

        Section 1.1   Contribution Transaction.............................................. 3
        Section 1.2   Consideration and Exchange of Partnership Units....................... 3
        Section 1.3   Adjusted Consideration................................................ 3
        Section 1.4   Tax Treatment of Transaction.......................................... 4
        Section 1.5   Allocation of Total Consideration..................................... 4
        Section 1.6   Term of Agreement..................................................... 4
        Section 1.7   Final Year Allocations................................................ 4
        Section 1.8   Sale Limitations and Debt Guarantees.................................. 4

ARTICLE II. CLOSING......................................................................... 5
        Section 2.1   Conditions Precedent.................................................. 5
        Section 2.2   Time and Place........................................................ 6
        Section 2.3   Closing Deliveries.................................................... 6
        Section 2.4   Closing Costs......................................................... 8
        Section 2.5   Spousal Consent....................................................... 8

ARTICLE III. REPRESENTATIONS AND WARRANTIES AND INDEMNITIES................................. 8
        Section 3.1   Representations and Warranties of the Operating Partnership........... 8
        Section 3.2   Representations and Warranties of Contributor......................... 9
        Section 3.3   Indemnification.......................................................10

ARTICLE IV. COVENANTS OF CONTRIBUTORS.......................................................10
        Section 4.1   Covenants.............................................................10
        Section 4.2   Consents..............................................................11

ARTICLE V. RELEASES AND WAIVERS.............................................................11
        Section 5.1   General Release of Operating Partnership..............................11
        Section 5.2   General Release of Contributors.......................................12
        Section 5.3   Waiver of Section 1542 Protections....................................12
        Section 5.4   Waiver of Rights Under Partnership Agreements; Consents
                      With Respect to Partnership Interests.................................12

ARTICLE VI. POWER OF ATTORNEY...............................................................14
        Section 6.1   Grant of Power of Attorney............................................14
        Section 6.2   Limitation on Liability...............................................15
        Section 6.3   Ratification; Third Party Reliance....................................16

ARTICLE VII. MISCELLANEOUS..................................................................16
        Section 7.1   Dispute Resolution....................................................16

                                                                                          PAGE
                                                                                          ----
        Section 7.2   Further Assurances....................................................17
        Section 7.3   Counterparts..........................................................17
        Section 7.4   Governing Law.........................................................17
        Section 7.5   Amendment; Waiver.....................................................17
        Section 7.6   Entire Agreement......................................................18
        Section 7.7   Assignability.........................................................18
        Section 7.8   Titles................................................................18
        Section 7.9   Third Party Beneficiary...............................................18
        Section 7.10  Severability..........................................................18
        Section 7.11  Equitable Remedies....................................................18
        Section 7.12  Confidentiality.......................................................19
        Section 7.13  Time Of The Essence...................................................19
        Section 7.14  Reliance..............................................................19
        Section 7.15  Survival..............................................................19
        Section 7.16  Notice................................................................19

EXHIBIT LIST

                                                                                 SECTION FIRST
EXHIBITS                                                                            REFERENCED
--------                                                                         -------------
    A   Contributor's Partnership Interests........................................Recital D

    B   Contribution and Assumption Agreement........................................... 1.1

    C   Form of Quitclaim............................................................... 2.1

    D   Representations and Warranties of Contributor................................... 3.2

    E   Power of Attorney................................................................2.3(d)

    F   Withholding Certificates.........................................................2.3(f)

    G   Sale Limitations and Debt Guaranties.............................................1.8

    H   Spousal Consent..................................................................2.5

    I   RFM Option Agreement ............................................................2.1(f)

                             CONTRIBUTION AGREEMENT

               THIS CONTRIBUTION AGREEMENT (including all exhibits, hereinafter referred to as this "Agreement") is made and entered into as of November 8, 2002 by and between Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), and Philadelphia Plaza - Phase II, a Pennsylvania general partnership ("Philadelphia" or the "Contributor"), and for purposes of Articles IV, V and VI only, James A. Thomas, an individual, The Lumbee Clan Trust, a California revocable trust, Thomas Investment Partners, Ltd., a California limited partnership, The Thomas Family Trust of 1980 - FBO Suzanne Ellen Thomas, a California irrevocable trust, The Thomas Family Trust of 1980 - FBO Sherrie Ann Pastron, a California irrevocable trust, Sherrie Ann Pastron, an individual and Suzanne Ellen Thomas, an individual, each in their own capacity and as beneficiaries under The Thomas Family Trust of 1980 (each, also a "Contributor" as the context requires for purposes of Articles IV, V and VI and collectively, the "Contributors").

                                    RECITALS

               A. The Operating Partnership desires to consolidate the ownership of a portfolio of office and other properties (the "Participating Properties") located in Southern California and Texas through a series of transactions (the "Formation Transactions") whereby the Operating Partnership will acquire either
(i) direct interests in the Participating Properties (the "Property Interests"), or (ii) directly or indirectly, some or all of the interests in certain limited partnerships and certain limited liability companies (collectively, the "Participating Partnerships") which currently own directly or indirectly the Participating Properties, or a combination of the foregoing.

               B. The Formation Transactions relate to the proposed initial public offering (the "Public Offering") of the common stock of Maguire Properties, Inc., a Maryland corporation (the "Company"), which will operate as a self-administered and self-managed real estate investment trust ("REIT") within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended (the "Code") and which is the sole general partner of the Operating Partnership.

               C. The owners of the Property Interests and the partners and members of the Participating Partnerships will either transfer their unencumbered Property Interests or unencumbered interests in the Participating Partnerships, as applicable, to the Operating Partnership in exchange for cash or contribute such unencumbered interests directly to the Operating Partnership in exchange for units of limited partnership interest ("Partnership Units") in the Operating Partnership.

               D. Philadelphia owns interests in certain of the Participating Partnerships as set forth on Exhibit A (each, a "Partnership", and collectively, the "Partnerships") which Partnerships own, directly or indirectly, interests in certain of the Participating Properties also set forth on Exhibit A (each, a "Property" and together the "Properties"). As used herein, "Partnership Agreement" means the respective partnership agreement or limited liability company agreement, as applicable, under which each Partnership was formed (including all amendments or restatements). Philadelphia was recently assigned the Partnership Interests from each of the other Contributors named herein.

               E. Contributor desires to, and the Operating Partnership desires Contributor to, contribute to the Operating Partnership, all of its right, title and interest, free and clear of all Liens (as defined in Exhibit D), as a partner or member in each of the Partnerships, including, without limitation, all of its voting rights and interests in the capital, profits and losses of the Partnerships or any property distributable therefrom, constituting all of its interests in and to the Partnerships (such right, title and interest in and to the Partnerships are hereinafter collectively referred to as the "Partnership Interests"), in exchange for Partnership Units, on the terms and subject to the conditions set forth herein.

               F. Each Contributor acknowledges that the Operating Partnership may decide that, rather than acquiring all of the direct and indirect interests in the entity that owns a certain Property or acquiring a Partnership Interest by direct transfer, it is more desirable for the Operating Partnership to acquire a particular Property by a direct contribution of such Property from the Partnership that owns such Property (a "Direct Contribution"), or by a merger of a another Person or a Partnership with and into the Company, the Operating Partnership or an Affiliate (as defined in Exhibit D) of either of them (a "Merger"), or to divide a Partnership into more than one partnership to facilitate the Formation Transactions (a "Division"); and, so long as the Operating Partnership agrees to hold each Contributor harmless for any additional adverse tax consequences to such Contributor or additional costs or liabilities incurred by such Contributor as a result of any restructuring pursuant to this Recital F as provided in Section 5.4 hereof, each Contributor desires to give the Operating Partnership the right, in the Operating Partnership's sole discretion, to engage in any Direct Contribution, Merger or Division on the terms and conditions described herein without the need to seek any further consent or action of any Contributor, and will give hereby an irrevocable power of attorney as set forth in Article 6 hereof and irrevocable consents as set forth in Section 5.4 hereof, subject to the terms and conditions of this Agreement.

               G. The parties acknowledge that the Operating Partnership's acquisition of the Partnership Interests and the Contributor's contribution of its Partnership Interests is in connection with and subject to the consummation of the Formation Transactions and the Public Offering. It is understood that the Operating Partnership may acquire interests in additional properties with the proceeds of the Public Offering.

               NOW, THEREFORE, for and in consideration of the foregoing premises, and the mutual undertakings set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                               TERMS OF AGREEMENT

                                   ARTICLE I.
                      CONTRIBUTION OF PARTNERSHIP INTERESTS
                       AND EXCHANGE FOR PARTNERSHIP UNITS

        Section 1.1 Contribution Transaction.

               At the Closing (as defined in Section 2.2 herein) and subject to the terms and conditions contained in this Agreement, Contributor shall contribute, transfer, assign convey and deliver to the Operating Partnership, absolutely and unconditionally and free and clear of all Liens, but without recourse, representation or warranty except as expressly set forth herein (including Exhibit D hereto), all of its Partnership Interests, including all of Contributor's rights and interests to the Partnerships (which are not the subject of the RFM Option Agreement) and all rights to indemnification in favor of Contributor under the agreements pursuant to which Contributor or its Affiliates acquired the Partnership Interests transferred pursuant to this Agreement. The contribution of the Partnership Interests shall be evidenced by a Contribution and Assumption Agreement in substantially the form of Exhibit B attached hereto. Furthermore, Contributor shall execute and upon the Operating Partnership's request shall cause each of its individual constituent partners, members and/or beneficiaries (as applicable) to execute and have duly acknowledged an individual quitclaim deed for each Property in the form of Exhibit C quitclaiming to the Operating Partnership any direct or indirect ownership interest in and to the Properties. The parties shall take such additional actions and execute such additional documentation as may be required by each Partnership Agreement and the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "OP Agreement") or as requested in the reasonable judgment of counsel to the Operating Partnership in order to effect the transactions contemplated hereby (without, however, the expenditure of any additional money or the incurring of any additional liability by Contributor not contemplated herein (including Exhibit D hereto) unless advanced such money or held harmless from such additional liability by the Operating Partnership by agreement in form and substance reasonably acceptable to Contributor).

        Section 1.2 Consideration and Exchange of Partnership Units.

               Subject to Section 1.3, the Operating Partnership shall, in exchange for the Partnership Interests, transfer to the Contributor the aggregate number of Partnership Units having a value, based on one Partnership Unit being equal in value to the Public Offering price for one share of the Company's common stock, equal to the value of the Total Consideration indicated on Exhibit A. The transfer of the Partnership Units to Contributor shall be evidenced by either an amendment (the "Amendment") to the OP Agreement or by certificates relating to such Partnership Units (the "Certificates"), in either case, as determined by the Operating Partnership, in such form as shall be reasonably acceptable to the Contributor. The parties shall take such additional actions and execute such additional documentation as may be required by the relevant Partnership Agreements and the OP Agreement in order to effect the transactions contemplated hereby.

        Section 1.3 Adjusted Consideration.

               The Operating Partnership reserves the right not to acquire any particular interest that constitutes part of the Partnership Interests, if in good faith the Operating Partnership determines that it would be inappropriate for the Operating Partnership to own the underlying Property.

               The risk of loss relating to the Partnership Interests and the underlying Properties prior to Closing shall be borne by Contributor. If, prior to the Closing, any Property is materially destroyed or damaged by fire or other casualty, then the Operating Partnership may, at its option, determine not to acquire a particular Property, including Contributor's interest in the Partnership that directly or indirectly owns such Property, that has been destroyed or damaged. Under such circumstances, Contributor acknowledges that the Total Consideration will likely be correspondingly reduced. After the occurrence of any such casualty affecting a Property, the Operating Partnership may also, at its option, elect to (a) acquire Contributor's interest in any such Partnership that directly or indirectly owns the affected Property, (b) direct Contributor to pay or cause to be paid to the Operating Partnership any sums collected under any policies of insurance relating to such casualty and otherwise assign to the Operating Partnership all rights to collect such sums as may then be uncollected, and (c) adjust or settle any insurance claim.

        Section 1.4 Tax Treatment of Transaction.

               The transfer, assignment and exchange effectuated pursuant to this Agreement shall constitute a "Capital Contribution" to the Operating Partnership pursuant to Article 4 of the OP Agreement and is intended to be governed by Section 721(a) of the Code and each Contributor (or such other transferor) hereby consents to such treatment.

        Section 1.5 Allocation of Total Consideration.

               The Total Consideration shall be allocated among the Partnership Interests in a manner reasonably determined by the Operating Partnership. The Operating Partnership and Contributor agrees to (i) be bound by the allocation,
(ii) act in accordance with the allocation in the preparation of financial statements and filing of all tax returns and in the course of any tax audit, tax review or tax litigation relating thereto and (iii) take no position and cause their Affiliates to take no position inconsistent with the allocation for income tax purposes.

        Section 1.6 Term of Agreement.

               If the Closing does not occur by June 30, 2003 (the "Termination Date"), this Agreement shall be deemed terminated and shall be of no further force and effect and neither the Operating Partnership nor Contributor shall have any further obligations hereunder except as specifically set forth herein.

        Section 1.7 Final Year Allocations.

               To the extent a Partnership Agreement does not provide for final year tax allocations, the parties hereto agree to use the "interim closing of the books" method as provided in Section 706 of the Code to allocate income and loss for the year.

        Section 1.8 Sale Limitations and Debt Guarantees.

               In connection with the Formation Transactions, the Operating Partnership has agreed to certain limitations on its ability to sell its direct or indirect interests in the Participating Properties and to use commercially reasonable efforts to make certain debt available to be guaranteed by Contributor, as set forth on Exhibit G.

                                   ARTICLE II.
                                     CLOSING

        Section 2.1 Conditions Precedent.

               The effectiveness of the Company's registration statement to be filed with the Securities and Exchange Commission on Form S-11 (the "Registration Statement") after the execution of this Agreement is a condition precedent to the obligations of all parties to this Agreement to effect the transactions contemplated by this Agreement on the Closing Date (as defined below). This condition may not be waived by either party.

               The obligations of the Operating Partnership to effect the transactions contemplated hereby shall be subject to the following additional conditions:

               (a) The representations and warranties of Contributor contained in this Agreement shall have been true and correct in all material respects on the date such representations and warranties were made, and shall be true and correct in all material respects on the Closing Date as if made at and as of such date;

               (b) The obligations of Contributor to be performed by it shall have been duly performed by it on or before the Closing Date and Contributor shall not have breached any of its covenants contained herein in any material respect;

               (c) Concurrently with the Closing, each Contributor, directly or through the Attorney-in-Fact, shall have executed and delivered to the Operating Partnership the documents required to be delivered pursuant to Section 2.3 hereof, as applicable;

               (d) All necessary consents or approvals of governmental authorities or third parties (including lenders) to the consummation of the transactions contemplated hereby between the parties hereto and the Formation Transactions shall have been obtained;

               (e) No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority or instrumentality that prohibits the consummation of the transactions contemplated hereby, and no litigation or governmental proceeding seeking such an order shall be pending or threatened; and

               (f) James A Thomas and Thomas Investment Partners, Ltd. and any other Contributor which owns or which owned an indirect or direct interest in an Option Property (as defined in the RFM Option Agreement) shall have executed and delivered an option agreement to Robert F. Maguire III granting Robert F. Maguire III an option to acquire for cash certain limited liability company and partnership interests and any other rights and interests not included in the Properties or Partnerships subject to this Agreement in the form attached hereto as Exhibit I (the "RFM Option Agreement").

               The foregoing conditions may be waived by the Operating Partnership in its sole and absolute discretion.

               The obligation of each Contributor to effect the transactions contemplated hereby is subject to the following condition precedent:

                (a) No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority or instrumentality that prohibits the consummation of the transactions contemplated hereby;

               (b) The concurrent closing of the transactions under the RFM Option Agreement;

                (c) The representations and warranties of the Operating Partnership (other than Section 3.1(i), which shall not constitute a condition precedent) contained in this Agreement shall have been true and correct in all material respects on the date such representations and warranties were made, and shall be true and correct in all material respects on the Closing Date as if made at and as of such date; and

                (d) The obligations of the Operating Partnership to be performed by it shall have been duly performed by it on or before the Closing Date and the Operating Partnership shall not have breached any of its covenants contained herein in any material respect.

        Section 2.2 Time and Place.

               The date, time and place of the transactions contemplated hereunder shall be the day the Operating Partnership receives the proceeds from the Public Offering from the underwriter(s), at 10:00 a.m. in the office of Latham & Watkins, 633 West Fifth Street, Sixth Floor, Los Angeles, California (the "Closing" or "Closing Date"). The transfers described in Article 1 of this Agreement, all closing deliveries and the consummation of the Public Offering shall be deemed concurrent for all purposes.

        Section 2.3 Closing Deliveries.

               At the Closing, each party shall make, execute, acknowledge and/or deliver (as required), or cause to be made, executed, acknowledged and/or delivered through the Attorney-in-Fact (see Section 6.1 below), the legal documents and other items (collectively the "Closing Documents") necessary to carry out the intention of this Agreement, which Closing Documents and other items shall include, without limitation, the following:

               (a) A Contribution and Assumption Agreement for the Partnership Interests in the form attached hereto as Exhibit B;

               (b) An individual quitclaim deed for each Property fully executed and duly acknowledged by Philadelphia and, upon request of the Operating Partnership, by each other Contributor, if an individual, or by each of the individual constituent partners and/or members of such Contributor, in the form attached hereto as Exhibit C;

               (c) The Amendment or the Certificates evidencing the transfer of Partnership Units to Philadelphia;

               (d) A Power of Attorney fully executed and duly acknowledged from each Contributor substantially in the form attached hereto as Exhibit E;

               (e) All title insurance policies, leases, lease files, contracts, stock certificates, original promissory notes, and other indicia of ownership with respect to each Partnership (and any subsidiary Participating Partnership) shall be delivered to the Operating Partnership which are in each Contributor's possession or which can be obtained through each Contributor's reasonable efforts (without, however, the expenditure of any additional money or the incurring of any additional liability not contemplated herein (including Exhibit D hereto)) in such Contributor's capacity as a partner or interest holder of any of the Partnerships or any of their respective Affiliates;

               (f) An affidavit from Philadelphia, stating under penalty of perjury, Philadelphia's United States Taxpayer Identification Number and that Philadelphia is not a foreign person pursuant to Section 1445(b)(2) of the Code and a comparable affidavit satisfying California and any other withholding requirements, each in the forms attached hereto as Exhibit F;

               (g) Any other documents reasonably requested by the Operating Partnership or the Company to assign, transfer, convey, contribute and deliver the Partnership Interests, free and clear of all Liens and effectuate the transactions contemplated hereby (which are in such Contributor's possession or which can be obtained through such Contributor's reasonable efforts (without, however, the expenditure of any additional money or the incurring of any additional liability not contemplated herein (including Exhibit D hereto) in such Contributor's capacity as a partner or interest holder of any of the Partnerships or any of their respective Affiliates), including, without limitation, any documents reasonably requested by the Operating Partnership to enable a title insurance company (acceptable to the Operating Partnership in its sole discretion) to issue to the Operating Partnership American Land Title Assurances policies of title insurance with appropriate endorsements (including, without limitation, non-imputation endorsements to the extent available) and levels of reinsurance for the Properties issued as of the Closing Date (the "Title Policies"), insuring fee simple and/or leasehold title to all real property and improvements comprising all or any part of the Property Interests to the Operating Partnership as the Operating Partnership may designate, subject only to the Permitted Liens (as defined in Exhibit D hereto), and all state and local transfer tax returns and any filings with any applicable governmental jurisdiction in which the Operating Partnership is required to file its partnership documentation or the recording of the Contribution and Assumption Agreement or deed or other Property Interests transfer documents is required; and

               (h) If requested by the Operating Partnership, a certified copy of all appropriate corporate resolutions or partnership actions authorizing the execution, delivery and performance by Contributor of this Agreement, any related documents and the documents listed in this Section 2.3.

        Section 2.4 Closing Costs.

               The Operating Partnership shall pay any documentary transfer taxes, escrow charges, title charges and recording taxes or fees and any other closing costs incurred in connection with the transactions contemplated hereby; provided, however, that each Contributor shall be responsible for its own legal costs.

        Section 2.5 Spousal Consent.

               Upon the execution of this Agreement, each of James A. Thomas, Sherrie Ann Pastron and Suzanne Ellen Thomas shall deliver a spousal consent executed by such individual's spouse in the form of Exhibit H attached hereto.

                                  ARTICLE III.
                 REPRESENTATIONS AND WARRANTIES AND INDEMNITIES

        Section 3.1 Representations and Warranties of the Operating Partnership.

               The Operating Partnership hereby represents and warrants to and covenants with Contributor that as of the date hereof and as of the Closing
Date:

               (a) Organization; Authority. The Operating Partnership has been duly formed and is validly existing under the laws of the jurisdiction of its formation, and has all requisite power and authority to enter this Agreement, each agreement contemplated hereby and to carry out the transactions contemplated hereby and thereby, and own, lease or operate its property and to carry on its business as presently conducted and, to the extent required under applicable law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary.

               (b) Due Authorization. The execution, delivery and performance of this Agreement by the Operating Partnership has been duly and validly authorized by all necessary action of the Operating Partnership. This Agreement and each agreement, document and instrument executed and delivered by or on behalf of the Operating Partnership pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Operating Partnership, each enforceable against the Operating Partnership in accordance with its terms, as such enforceability may be limited by bankruptcy or the application of equitable principles.

               (c) Consents and Approvals. Except in connection with the Public Offering and the consummation of the Formation Transactions, no consent, waiver, approval or authorization of any third party or governmental authority or agency is required to be obtained by the Operating Partnership in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, except any of the foregoing that shall have been satisfied prior to the Closing Date.

               (d) Brokers. The Operating Partnership has not employed or made any agreement with any broker, finder or similar agent or firm which will result in the obligation of the Contributor to pay any finder's fees, brokerage fees or commissions or similar payments in connection with the transactions contemplated by this Agreement.

               (e) Knowledge of Properties. The Operating Partnership is a sophisticated real estate investor. The Operating Partnership is relying upon its own independent analysis and assessment, and the advice of such the Operating Partnership's advisors, and not upon that of Contributor or any of Contributor's Affiliates, for purposes of evaluating, entering into, and consummating the transactions contemplated by this Agreement.

               (f) No Violation. None of the execution, delivery or performance of this Agreement, any agreement contemplated hereby between the parties to this Agreement and the transactions contemplated hereby between the parties to this Agreement does or will, with or without the giving of notice, lapse of time, or both, (i) violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right adverse to the Contributor of (A) the organizational documents of the Operating Partnership, or (B) any term or provision of any judgment, order, writ, injunction, or decree binding on the Operating Partnership, or, other than in connection with the Offering and the Formation Transactions, require any approval, consent or waiver of, or make any filing with, any person or governmental or regulatory authority or under any foreign, federal, state, local or other law binding on the Operating Partnership (or its assets or properties).

               (g) Partnership Units. The Partnership Units to be issued to the Contributor pursuant to this Agreement will have been duly authorized and, when issued against the consideration therefor, will, subject to the terms of the OP Agreement, be validly issued to the Contributor by the Operating Partnership free and clear of all Liens created by the Operating Partnership.

               (h) OP Agreement. As of the date hereof, the Operating Partnership has delivered to counsel for Contributor the Partnership Agreement of the Operating Partnership as well as a current draft of the proposed amended and restated OP Agreement, which is in substantially the form in which it will be executed by the parties at the Closing, other than for such changes that may be made after the date hereof that are not disproportionately adverse to Contributor as opposed to other limited partners (including Robert F. Maguire
III).

               (i) Material Agreements. None of the execution, delivery or performance of this Agreement, any agreement contemplated hereby between the parties to this Agreement and the transactions contemplated hereby between the parties to this Agreement does or will, with or without the giving of notice, lapse of time, or both violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right adverse to the Contributor of any material agreement, document or instrument to which the Operating Partnership is a party or by which its property or interests are bound.

        Section 3.2 Representations and Warranties of Contributor.

               Contributor represents and warrants to and covenants with the Operating Partnership as provided in Exhibit D attached hereto, and acknowledges and agrees to be bound by the indemnification provisions contained therein. Contributor hereby agrees promptly to give the Operating Partnership written notice upon obtaining actual knowledge of any information which makes any representation or warranty made by Contributor hereunder untrue, and in any event to give written notice within five (5) business days of obtaining actual knowledge of such information.

        Section 3.3 Indemnification.

               The Operating Partnership shall indemnify and hold harmless each Contributor and its directors, beneficiaries, officers, employees, agents, representatives and Affiliates (each of which is an "Indemnified Contributor Party") from and against any and all charges, complaints, claims, actions, causes of action, losses, damages, liabilities and expenses of any nature whatsoever, including without limitation, amounts paid in settlement, reasonable attorneys' fees, costs of investigation, costs of investigative judicial or administrative proceedings or appeals therefrom and costs of attachment or similar bonds (collectively, "Losses") arising out of or relating to, asserted against, imposed upon or incurred by the Indemnified Contributor Party in connection with: (i) any breach of a representation, warranty or covenant of the Operating Partnership contained in this Agreement (including, without limitation, any breach of the Power of Attorney as set forth in Article VI below), (ii) all fees, costs and expenses of the Operating Partnership in connection with the transactions contemplated by this Agreement, including without limitation any and all costs associated with the transfers contemplated herein, and (iii) the Partnerships, except in each case for matters arising from the breach by Contributor of any representation, warranty, covenant or obligation under this Agreement, any Partnership Agreement, or any agreement contemplated by this Agreement or from Contributor's gross negligence or willful misconduct. The notice and defense requirements set forth in Section 3.4 of Exhibit D attached hereto shall apply mutatis mutandis to this Section 3.3; provided, however, that if the Operating Partnership is required to retain counsel, any such counsel shall be selected by the Operating Partnership. Notwithstanding anything to the contrary in this Agreement, the Operating Partnership shall not be liable under this Agreement for monetary damages (or otherwise) for breach of any of its representations, warranties and covenants contained in this Agreement, or in any Schedule, certificate or affidavit delivered by it pursuant hereto, other than pursuant to this Section 3.3 and Exhibit G. Notwithstanding anything contained herein to the contrary, no Indemnified Contributor Party shall have the right to receive or recover punitive damages against the Operating Partnership by reason of any breach under or in connection with this Agreement or any schedule, exhibit, certificate or affidavit or any other document delivered by the Operating Partnership pursuant to this Agreement, and each Indemnified Contributor Party hereby waives any and all right to receive such punitive damages.

                                   ARTICLE IV.
                            COVENANTS OF CONTRIBUTORS

        Section 4.1 Covenants.

               (a) From the date hereof through the Closing, no Contributor shall:

                      (i) Sell, transfer (or agree to sell or transfer) or otherwise dispose of all or any portion of its Partnership Interests, without the prior written consent of the Operating Partnership;

                      (ii) Mortgage, pledge or encumber (or permit to become encumbered) all or any portion of its Partnership Interests;

                      (iii) Amend, modify or terminate any material agreements or other instruments relating to the Partnership Interests or the Property Interests to which such Partnership is a party; or

                      (iv) Make any distribution to its partners except in the ordinary course of business.

               (b) From the date hereof and subsequent to the Closing, each Contributor agrees to provide the Operating Partnership with such tax information relating to the Partnership Interests that is in such Contributor's possession or control and that is reasonably requested by the Operating Partnership and not otherwise in the Operating Partnership's possession or control and to cooperate with the Operating Partnership with respect to its filing of tax returns.

        Section 4.2 Consents.

               Each Contributor shall use its good faith diligent efforts to obtain any approvals, waivers or other consents of third parties, governmental authorities and agencies required to effect the transactions contemplated by this Agreement and as listed on the disclosure schedule provided by the Contributors.

                                   ARTICLE V.
                              RELEASES AND WAIVERS

               Each of the releases and waivers enumerated in this Article 5 shall become effective only upon the Closing of the contribution of the Partnership Interests pursuant to Articles 1 and 2 herein and the Contributor's receipt of the Total Consideration.

        Section 5.1 General Release of Operating Partnership.

               As of the Closing, each Contributor irrevocably waives, releases and forever discharges the Company, the Operating Partnership and each of the Operating Partnership's direct or indirect subsidiaries, directly or indirectly controlled Affiliates, partners (in their capacity as partners of the Operating Partnership), agents, attorneys, successors and assigns of and from, any and all obligations, charges, complaints, claims, liabilities, damages, actions, causes of action, losses and costs of any nature whatsoever existing as of the Closing (collectively, "Contributor Claims"), known or unknown, suspected or unsuspected, arising out of or relating to any Partnership Agreement, the Partnerships, the Properties or any other matter which exists at the Closing, except for Contributor Claims arising from the breach of any representation, warranty, covenant or obligation by the Operating Partnership under this Agreement, any agreement contemplated hereby or entered into in connection herewith, or the governing documents of the Operating Partnership and the Company.

        Section 5.2 General Release of Contributors.

               As of the Closing, the Operating Partnership (on behalf of itself and the Company) irrevocably waives, releases and forever discharges each Contributor and such Contributor's agents, attorneys, successors and assigns of and from, any and all obligations, charges, complaints, claims, liabilities, damages, actions, causes of action, losses and costs of any nature whatsoever existing as of the Closing (collectively, "Operating Partnership Claims"), known or unknown, suspected or unsuspected, arising out of or relating to any Partnership Agreement, the Partnerships, the Properties or any other matter which exists at the Closing, except for Operating Partnership Claims arising from the breach of any representation, warranty, covenant or obligation by such Contributor under this Agreement, any agreement contemplated hereby or entered into in connection herewith, or the governing documents of the Operating Partnership and the Company.

        Section 5.3 Waiver of Section 1542 Protections.

               As of the Closing, each Contributor and the Operating Partnership (on behalf of itself and the Company) expressly acknowledges that it has had, or has had and waived, the opportunity to be advised by independent legal counsel and hereby waives and relinquishes all rights and benefits afforded by Section 1542 of the California Civil Code and does so understanding and acknowledging the significance and consequence of such specific waiver of Section 1542 which provides:

               A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR.

        Section 5.4 Waiver of Rights Under Partnership Agreements; Consents With Respect to Partnership Interests.

               (a) As of the Closing, each Contributor waives and relinquishes all rights and benefits otherwise afforded to such Contributor under any Partnership Agreement including, without limitation, any rights of appraisal, rights of first offer or first refusal, buy/sell agreements, and any right to consent to or approve of the sale or contribution by the other partners or members of each Partnership of their Partnership Interests to the Operating Partnership, the Company or any direct or indirect subsidiary thereof or any sale of such Partnership Interests to Robert F. Maguire III (or his designee). Each Contributor acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby may conflict with, and may not have been contemplated by, certain Partnership Agreements or other agreements among one or more holders of such Partnership Interests or one or more of the partners of any such Partnership. With respect to each Partnership and each Property in which a Partnership Interest of such Contributor represents a direct or indirect interest, each Contributor expressly gives all Consents (and any consents necessary to authorize the proper parties in interest to give all Consents) and Waivers necessary or desirable to (i) facilitate any Conveyance Action relating to such Partnership or Property, (ii) cause the Partnership to have authority to transfer the Partnership

Interests or Properties to the Operating Partnership, and (iii) allow Contributors to receive Partnership Units directly from the Partnership if the Partnership or one or more of the Partnership's subsidiaries transfers assets or interests directly to the Operating Partnership (rather than the Contributors contributing their Partnership Interests hereunder) and to reduce the consideration otherwise payable by the Operating Partnership hereunder as a result of such direct transfer by the Partnership or its subsidiaries on account of Contributors receiving any amount hereunder from such Partnership or its subsidiaries making such direct transfer; provided that the Operating Partnership shall hold each Contributor harmless (by an agreement in form and substance reasonably acceptable to Contributor and consistent with the terms of this Section 5.4) for any additional adverse tax consequences to such Contributor or additional costs or liabilities incurred by such Contributor, in each case solely as a result of any Conveyance Action and in excess of those contemplated herein (including Exhibit D) that would have resulted were the transactions consummated pursuant to the contributions contemplated by Section
1.1. In addition, if the Closing occurs this Agreement shall be deemed to be an amendment to any Partnership Agreement to the extent the terms herein conflict with the terms thereof, including without limitation, terms with respect to allocations, distributions and the like. If the Closing does not occur, nothing in this Agreement or the RFM Option Agreement shall be deemed to or construed as an amendment or modification of, or commitment of any kind to amend or modify the Partnership Agreements which shall remain in full force and effect without modification.

               (b) As used herein, the term "Conveyance Action" means, with respect to any Partnership having a direct or indirect ownership interest in any Property, (i) the transfer, conveyance or agreement to convey by a partner thereof or by any holder of an indirect interest therein (whether or not such partner or holder is a Contributor hereunder) directly, by Direct Contribution, Merger, Division or otherwise of its direct or indirect interest in such Partnership or Property to the Operating Partnership or the Company or (ii) the entering into by any such partner or holder any agreement relating to (x) the formation of the Operating Partnership or the Company, or (y) the direct or indirect acquisition by the Operating Partnership or the Company of any such direct or indirect interest or (iii) the taking by any such partner or holder of any action necessary or desirable to facilitate any of the foregoing, including, without limitation, the following (provided that the same are taken in furtherance of the foregoing): any sale or distribution to any person of a direct or indirect interest in such Partnership or Property, the entering into any agreement with any person that grants to such person the right to purchase a direct or indirect interest in such Partnership or Property, and the giving of the Consents and Waivers contained in this Section or consents or waivers similar thereto in form or purpose.

               (c) As used herein, the term "Consents" means, with respect to any such Partnership or Property, any consent necessary or desirable under any Partnership Agreement, or any other agreement among all or any of the holders of interests therein or any other agreement relating thereto or referred to therein
(i) to cause the Partnership to have authority to permit any and all Conveyance Actions relating to such Partnership or the Property held by such Partnership, or to amend any such Partnership Agreement and/or other agreements so that no provision thereof prohibits, restricts, impairs or interferes with any Conveyance Action, (ii) to admit the Operating Partnership as a substitute limited partner or general partner of such Partnership upon the contribution of a limited or general Partnership Interest, respectively, to the Operating Partnership and to adopt such amendment as is necessary or desirable to effect such admission, (iii) to adopt any amendment to such Partnership Agreement as may be necessary or desirable to facilitate the transactions contemplated herein, either simultaneously with or immediately prior to the acquisition of any interest therein, (iv) to continue such Partnership following the transfer of interest therein to the Operating Partnership, and (v) to satisfy any requirement of any third party, Title Company, or governmental authority with respect to the Conveyance Actions.

               (d) As used herein, the term "Waivers" means, with respect to a Partnership or a Property of which a Partnership Interest of a Contributor represents a direct or indirect interest, the waiving of any and all rights that such Contributor may have with respect to, and (to the extent possible) that any other person may have with respect to, or that may accrue to Contributor or other person upon the occurrence of, a Conveyance Action relating to such Partnership or Property, including, but not limited to, the following rights: rights of notice, rights to response periods, rights to purchase the direct or indirect interests of another partner in such Partnership or Property or to sell such Contributor's or other person's direct or indirect interest therein to another partner, rights to sell such Contributor's or other person's direct or indirect interest therein at a price other than as provided herein, or rights to prohibit, limit, invalidate, otherwise restrict or impair any such Conveyance Action or to cause a termination or dissolution of such Partnership because of such Conveyance Action. Each Contributor further covenants that it will take no action to enjoin, or seek damages resulting from, any Conveyance Action permitted hereunder by any holder of a direct or indirect interest in a Partnership or a Property in which a Partnership Interest of such Contributor represents a direct or indirect interest.

               (e) The Waivers and Consents contained in this Section shall terminate upon the termination of this Agreement, except as to transactions completed hereunder prior to termination.

                                   ARTICLE VI.
                                POWER OF ATTORNEY

        Section 6.1 Grant of Power of Attorney.

               Each Contributor hereby irrevocably appoints the Operating Partnership (or its designee) and any successor thereof from time to time (such Operating Partnership or designee or any such successor of any of them acting in his, her or its capacity as attorney-in-fact pursuant hereto, the "Attorney-In-Fact") as the true and lawful attorney-in-fact and agent of such Contributor, to act in the name, place and stead of such Contributor to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any Closing Documents or other documents) relating to the acquisition by the Operating Partnership of the Partnership Interests (including, but not limited to the OP Agreement, as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests by Direct Contribution, Merger or Division, and to provide information to the Securities and Exchange Commission and others about the transactions contemplated hereby, as fully as could such Contributor if personally present and acting (the "Power of Attorney"). Further, each Contributor hereby grants to Attorney-in-Fact a proxy (the "Proxy") to vote the Partnership Interests on any matter related to the Formation Transactions presented to any of the

Partnership' partners for a vote, including, but not limited to, the transfer of interests in any Partnership by the other partners.

               Each of the Power of Attorney and Proxy and all authority granted hereby shall be coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of any Contributor, by operation of law or by the occurrence of any other event or events, and if any other such act or events shall occur before the completion of the transactions contemplated by this Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such other act or events had not occurred and regardless of notice thereof. Each Contributor agrees that, at the request of Operating Partnership it will promptly execute and deliver to the Operating Partnership a separate power of attorney and proxy on the same terms set forth in this Article 6, such execution to be witnessed and notarized. Each Contributor hereby authorizes the reliance of third parties on each of the Power of Attorney and Proxy.

               Each Contributor acknowledges that the Operating Partnership has, and any designee or successor thereof acting as Attorney-in-Fact may have, an economic interest in the transactions contemplated by this Agreement.

               The Power of Attorney contained in this Section 6.1 shall expire on the earlier to occur of the fourth anniversary of the Closing or the termination of this Agreement. Notwithstanding anything to the contrary contained herein, the Attorney-in-Fact shall not expand Contributor's covenants, representations or warranties beyond those contemplated by this Agreement and the other documents and agreements contemplated hereby, and the Attorney-in-Fact shall hold each Contributor harmless to the extent of any such expansion.

        Section 6.2 Limitation on Liability.

               It is understood that the Attorney-in-Fact (qua Attorney-in-Fact) assumes no responsibility or liability to any person by virtue of the Power of Attorney or Proxy granted by the Contributors hereby. Other than as specifically set forth in this Agreement, the Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the Formation Transactions or the Public Offering, or the acquisition of the Partnership Interests by the Operating Partnership and shall not be liable for any error or judgment or for any act done or omitted or for any mistake of fact or law except for its own gross negligence or bad faith. Each Contributor agrees that the Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for the Operating Partnership or its successors or Affiliates), and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel; provided that this provision shall in no way alter or limit any of the obligations of the Operating Partnership (other than in its capacity as Attorney-in-Fact) otherwise set forth in this Agreement. It is understood that the Attorney-in-Fact may, without breaching any express or implied obligation to Contributors hereunder, release, amend or modify any other power of attorney or proxy granted by any other person under any related agreement.

        Section 6.3 Ratification; Third Party Reliance.

               Each Contributor hereby ratifies and confirms that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto him by such Contributor under this Article 6, and each Contributor authorizes the reliance of third parties on this Power of Attorney and waives its rights, if any, as against any such third party for its reliance hereon.

                                  ARTICLE VII.
                                  MISCELLANEOUS

        Section 7.1 Dispute Resolution.

               The parties hereby agree that, in order to obtain prompt and expeditious resolution of any disputes under this Agreement, other than as specifically noted, each claim, dispute or controversy of whatever nature, arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement (or any other agreement contemplated by or related to this Agreement or any other agreement between the parties), including without limitation any claim based on contract, tort or statute, or the arbitrability of any claim hereunder, provided that "Arbitrable Claims" shall not include any claim, dispute or controversy in connection with Section
7.11 hereof, (an "Arbitrable Claim"), shall be settled by final and binding arbitration conducted in Los Angeles, California. The arbitrability of any Arbitrable Claims under this Agreement shall be resolved in accordance with the rules and procedures of Judicial Arbitration & Mediation Services, Inc. ("JAMS"). Each Arbitrable Claim shall be resolved pursuant to a two-step dispute resolution process involving, first, mediation before a retired judge from the JAMS panel, followed, if necessary, by final and binding arbitration before the same, or if requested by either party, another JAMS panelist. Such dispute resolution process shall be confidential and shall be conducted in accordance with California Evidence Code Section 1119.

                      (i) Mediation. In the event any Arbitrable Claim is not resolved by an informal negotiation between the parties within fifteen
        (15) days after either party receives written notice that an Arbitrable Claim exists, the matter shall be referred to the Los Angeles, California office of JAMS, or any other office agreed to by the parties, for an informal, non-binding mediation consisting of one or more conferences between the parties in which a retired judge will seek to guide the parties to a resolution of the Arbitrable Claims. The parties shall select a mutually acceptable neutral arbitrator from among the JAMS panel of mediators. In the event the parties cannot agree on a mediator, the Administrator of JAMS will appoint a mediator. The mediation process shall continue until the earliest to occur of the following: (i) the Arbitrable Claims are resolved, (ii) the mediator makes a finding that there is no possibility of resolution through mediation, or (iii) thirty (30) days have elapsed since the Arbitrable Claim was first scheduled for mediation.

                      (ii) Arbitration. Should any Arbitrable Claims remain after the completion of the mediation process described above, the parties agree to submit all remaining Arbitrable Claims to final and binding arbitration administered by JAMS in accordance with the then existing JAMS Arbitration Rules. Neither party nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the California Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this subparagraph. The arbitrator is without jurisdiction to apply any substantive law other than the laws selected or otherwise expressly provided in this Agreement. The arbitrator shall render an award and a written, reasoned opinion in support thereof. Such award may include reasonable attorneys' fees to the prevailing party. Judgment upon the award may be entered in any court having jurisdiction thereof.

                      (iii) Costs. The parties shall bear their respective costs incurred in connection with the procedures described in this Section 7.1, except that the parties shall equally share the fees and expenses of the mediator or arbitrator and the costs of the facility for the hearing.

                      (iv) Survivability. This dispute resolution process shall survive the termination of this Agreement. The parties expressly acknowledge that by signing this Agreement, they are giving up their respective right to a jury trial.

        Section 7.2 Further Assurances.

               Each Contributor shall take such other actions and execute such additional documents following the Closing as the Operating Partnership may reasonably request in order to effect the transactions contemplated hereby, except that no Contributor shall be obligated to take any action or execute any document if the additional actions or documents impose additional liabilities, obligations, covenants, responsibilities, representations or warranties on such Contributor which are not contemplated by this Agreement or reasonably inferable by the terms herein.

        Section 7.3 Counterparts.

               This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 7.4 Governing Law.

               This Agreement shall be governed by the internal laws of the State of California, without regard to the choice of laws provisions thereof.

        Section 7.5 Amendment; Waiver.

               Any amendment hereto shall be in writing and signed by all parties hereto. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

        Section 7.6 Entire Agreement.

               This Agreement and all related agreements referred to herein constitute the entire agreement and supersede conflicting provisions set forth in all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        Section 7.7 Assignability.

               This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be void and of no effect, except that the Operating Partnership may assign its rights and obligations hereunder to an Affiliate.

        Section 7.8 Titles.

               The titles and captions of the Articles, Sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

        Section 7.9 Third Party Beneficiary.

               No provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, Affiliate, stockholder, partner, member, director, officer or employee of any party hereto or any other person or entity.

        Section 7.10 Severability.

               If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the parties to effect such replacement.

        Section 7.11 Equitable Remedies.

               Each Contributor agrees that irreparable damage would occur to the Operating Partnership in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Operating Partnership shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by Contributor and to enforce specifically the terms and provisions hereof in any federal or state court located in California (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which the Operating Partnership is entitled under this Agreement or otherwise at law or in equity. Notwithstanding the foregoing, this Agreement shall not bar any equitable remedies otherwise available to Contributor pursuant to the terms and provisions contained in Exhibit G.

        Section 7.12 Confidentiality.

               All press releases or other public communications of any kind relating to the Public Offering or the transactions contemplated herein, and the method and timing of release for publication thereof, will be subject to the prior written approval of the Operating Partnership.

        Section 7.13 Time Of The Essence.

               Time is of the essence with respect to all obligations under this Agreement.

        Section 7.14 Reliance.

               Each party to this Agreement acknowledges and agrees that it is not relying on tax advice or other advice from the other party to this Agreement, and that it has or will consult with its own advisors.

        Section 7.15 Survival.

               It is the express intention and agreement of the parties hereto that the representations, warranties and covenants of each Contributor and Operating Partnership set forth in this Agreement shall survive the consummation of the transactions contemplated hereby; provided, however, that the representations of each Contributor shall survive only for the period specified in Exhibit D attached hereto. The provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

        Section 7.16 Notice.

               Any notice to be given hereunder by any party to the other shall be given in writing by personal delivery or by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed communicated as of the date of personal delivery (including delivery by overnight courier). Mailed notices shall be addressed as set forth below, but any party may change the address set forth below by written notice to other parties in accordance with this paragraph.

To Contributors:

               Philadelphia Plaza - Phase II
               c/o Thomas Development Partners
               355 South Grand Avenue, Suite 2820

               Los Angeles, California 90071
               Phone:  (213) 613-1900
               Facsimile:  (213) 613-1903
               Attention:  James A. Thomas


               The Thomas Family Trust of 1980
               Sherrie Ann Pastron
               Suzanne Ellen Thomas
               c/o Thomas Development Partners
               355 South Grand Avenue, Suite 2820
               Los Angeles, California 90071
               Phone:  (213) 613-1900
               Facsimile:  (213) 613-1903
               Attention:  James A. Thomas

               James A. Thomas
               Thomas Investment Partners, Ltd.
               The Lumbee Clan Trust
               c/o Thomas Development Partners
               355 South Grand Avenue, Suite 2820
               Los Angeles, California 90071
               Phone:  (213) 613-1900
               Facsimile:  (213) 613-1903
               Attention:  James A. Thomas

To the Operating Partnership:

               Maguire Properties, L.P.
               c/o Maguire Partners
               555 West Fifth Street, Suite 5000
               Los Angeles, California 90013
               Phone:  (213) 626-3300
               Facsimile:  (213) 533-5100
               Attn:  Robert F. Maguire III and Mark Lammas

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     "OPERATING PARTNERSHIP"

                                     Maguire Properties, L.P.,
                                     a Maryland limited partnership

                                     By:  Maguire Properties, Inc.,
                                     a Maryland corporation
                                     Its:  General Partner


                                       By:   /s/  ROBERT F. MAGUIRE III
                                             -----------------------------

                                       Name: Robert F. Maguire III
                                             -----------------------------

                                       Title: Chief Executive Officer
                                             -----------------------------


                                     "CONTRIBUTORS"

                                     PHILADELPHIA PLAZA -- PHASE II,
                                     a Pennsylvania general partnership

                                     By:  Maguire Thomas Partners-Commerce
                                          Square II, Ltd.,
                                          a California limited partnership
                                     Its: Partner

                                          By: Thomas Partners Inc.
                                              a California corporation
                                          Its:  General Partner

                                          By:  /s/  JAMES A. THOMAS
                                             -----------------------------
                                             James A. Thomas
                                             President

                                     FOR PURPOSES OF ARTICLES IV, V
                                     AND VI ONLY, THE FOLLOWING
                                     CONTRIBUTORS:

                                     JAMES A. THOMAS


                                      /s/  JAMES A. THOMAS
                                     -------------------------------------
                                     James A. Thomas

                                     THOMAS INVESTMENT PARTNERS, LTD.,
                                     a California limited partnership

                                     By:    THOMAS PARTNERS, INC.
                                            a California corporation
                                     Its:   General Partner


                                            By: /s/  JAMES A. THOMAS
                                               ---------------------------
                                                James A. Thomas
                                                President


                                     THE LUMBEE CLAN TRUST,
                                     a California Trust


                                     By:    /s/  JAMES A. THOMAS
                                           -------------------------------

                                     Name:   James A. Thomas
                                           -------------------------------

                                     Title:     Trustee
                                           -------------------------------


                                     THE THOMAS FAMILY TRUST OF 1980
                                     FOR THE BENEFIT OF SHERRIE ANN PASTRON,
                                     a California Irrevocable Trust


                                        /s/ SANDRA BANE, TRUSTEE
                                       -----------------------------------
                                       Sandra Bane, Trustee


                                       SHERRIE ANN PASTRON


                                        /s/  SHERRIE ANN PASTRON
                                       -----------------------------------
                                       Sherrie Ann Pastron

                                     THE THOMAS FAMILY TRUST OF 1980
                                     FOR THE BENEFIT OF SUZANNE ELLEN THOMAS, a California Irrevocable Trust


                                       /s/  SANDRA BANE, TRUSTEE
                                       -----------------------------------------
                                       Sandra Bane, Trustee



                                     SUZANNE ELLEN THOMAS

                                       /s/  SUZANNE ELLEN THOMAS
                                       -----------------------------------------
                                       Suzanne Ellen Thomas

                                    EXHIBIT A
                                       TO
                             CONTRIBUTION AGREEMENT

                       CONTRIBUTOR'S PARTNERSHIP INTERESTS

---------------------------------------------------------------------------------------------------------------
             PROPERTIES                                     PARTNERSHIP                           CONSIDERATION
---------------------------------------------------------------------------------------------------------------
Library Tower (formerly First            Maguire Partners -
Interstate World Tower)                  Hope Place, Ltd.*
---------------------------------------------------------------------------------------------------------------
Plaza Las Fuentes (Pasadena Phase I)     Maguire Partners - Pasadena Phase I, Ltd.*
---------------------------------------------------------------------------------------------------------------
KPMG Tower (formerly IBM Tower)          Maguire Partners - Bunker Hill, Ltd.*
---------------------------------------------------------------------------------------------------------------
Wells Fargo Tower                        Maguire Partners - Bunker Hill, Ltd.*
---------------------------------------------------------------------------------------------------------------
808 South Olive Garage                   Maguire Thomas Partners - 808 Holdings, Ltd.*
---------------------------------------------------------------------------------------------------------------
Gas Company Tower                        Maguire Thomas Partners - Grand Place Tower,
                                         Ltd.**
---------------------------------------------------------------------------------------------------------------
Gas Company Tower                        Maguire Thomas Partners - SCGC Holdings, Ltd.**
---------------------------------------------------------------------------------------------------------------
808 South Olive Garage                   Maguire Thomas Partners - SCGC Holdings, Ltd.**
---------------------------------------------------------------------------------------------------------------
Solana                                   Maguire Partners - Solana L.P.**
---------------------------------------------------------------------------------------------------------------
         TOTAL CONSIDERATION                                                                      $1,150,000.00
---------------------------------------------------------------------------------------------------------------

* All or a portion of this Partnership Interest was acquired via a distribution of assets from Maguire Partners Investments, LLC, a California limited liability company (formerly known as Maguire/Thomas Partners -Investments, a California limited partnership) ("Investments"), which occurred immediately prior to the contributions by the Contributors under this Agreement. The distributed Partnership Interest liquidated the Contributors' interests in Investments with respect to the Property as to which the distribution occurred. Following this distribution, the Contributors no longer have any interest in Investments. The Partnership Interests received in liquidation of the Contributors' interests in Investments are certain of the Partnership Interests contributed by the Contributors under this Agreement.

**At the Closing of the Public Offering, the Operating Partnership will merge with these entities and Contributor will receive a portion of the Total Consideration as a result of the distribution of Partnership Units following such mergers.

                                   Exhibit A-1

                                    EXHIBIT B
                                       TO
                             CONTRIBUTION AGREEMENT

                      CONTRIBUTION AND ASSUMPTION AGREEMENT

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby assigns, transfers, contributes and conveys to Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), its entire legal and beneficial right, title and interest in and to Maguire Partners - Hope Place, Ltd., Maguire Partners - Pasadena Phase I, Ltd., Maguire Partners - Bunker Hill, Ltd., Maguire Thomas Partners - Grand Place Tower, Ltd., Maguire Thomas Partners - 808 Holdings, Ltd., Maguire Partners - Solana, L.P. and Maguire Thomas Partners - SCGC Holdings, Ltd. (each, a "Partnership" and collectively, the "Partnerships"), including without limitation, all right, title and interest, if any, of the undersigned in and to the assets of each Partnership and the right to receive distributions of money, profits and other assets from each Partnership, presently existing or hereafter at any time arising or accruing (such right, title and interest are hereinafter collectively referred to as the "Partnership Interests"), TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever.

         Upon the execution and delivery hereof, the Operating Partnership assumes all obligations in respect of the Partnership Interests.

         The undersigned hereby reaffirms the accuracy of all representations and warranties and the satisfaction of all covenants made by the undersigned in that certain Contribution Agreement dated as of November 8, 2002 (including any exhibit thereto or agreement contemplated thereby) and if such reaffirmation cannot be made, hereby identifies those representations, warranties and covenants with respect to which circumstances have changed.

                                   Exhibit B-1

         The Partnerships own an indirect interest in certain real property as described in Attachment "1" attached hereto.
Executed: ______________, 200_

                                      PHILADELPHIA PLAZA - PHASE II,
                                      a Pennsylvania general partnership

                                      By:  Maguire Thomas Partners-Commerce
                                           Square II, Ltd.,
                                           a California limited partnership
                                      Its: Partner

                                           By:  Thomas Partners Inc.
                                                a California corporation
                                           Its: General Partner

                                           By:
                                              _______________________________
                                              James A. Thomas
                                              President

                                   Exhibit B-2

                                  ATTACHMENT 1
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                         See attached legal description

                                  Exhibit B-3

                                    EXHIBIT C
                                       TO
                             CONTRIBUTION AGREEMENT

RECORDING REQUESTED BY
WHEN RECORDED MAIL TO
AND MAIL TAX STATEMENTS TO

Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.


TITLE ORDER NO.                   ESCROW OR LOAN NO.                   AN NO.
================================================================================
                                 QUIT CLAIM DEED
                                   CALIFORNIA
================================================================================

The undersigned grantor(s) declare(s):
Documentary transfer tax is $ 0.00 -

(   ) computed on full value of property conveyed, or

(   ) computed on full value less value of liens and encumbrances remaining at time of sale.

(   ) Unincorporated area: (   ) City of Los Angeles, and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, PHILADELPHIA PLAZA - PHASE II, a Pennsylvania general partnership, hereby remise, release and forever quitclaim to MAGUIRE PROPERTIES, L.P., a Maryland limited partnership the real property described on Exhibit "A" attached hereto located in the County of Los Angeles, State of California.

                                   Exhibit C

Dated:_____________, 200__
                                         PHILADELPHIA PLAZA - PHASE II,
                                         a Pennsylvania general partnership

                                         By:  Maguire Thomas Partners-Commerce
                                              Square II, Ltd.,
                                              a California limited partnership
                                         Its: Partner

                                              By:  Thomas Partners Inc.
                                                   a California corporation
                                              Its: General Partner

                                              By:
                                                  __________________________
                                                  James A. Thomas
                                                   President

                                   Exhibit C

STATE OF CALIFORNIA,
COUNTY OF LOS ANGELES} S.S.

On _______________________ before me, _________________________________________,
(here insert name and title of the officer), personally appeared ___________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_____________________________________________

(THIS AREA FOR OFFICIAL SEAL.)

                                   Exhibit C

                          EXHIBIT "A" TO QUITCLAIM DEED

                                LEGAL DESCRIPTION

                                   Exhibit C

                                    Quitclaim

DATE:          _____________, 200___.

GRANTOR:       Philadelphia Plaza - Phase II, a Pennsylvania general partnership

         GRANTOR'S MAILING ADDRESS:

               c/o Thomas Development Partners
               355 South Grand Avenue, Suite 2820
               Los Angeles, California 90071
               Los Angeles County, California

GRANTEE:       Maguire Properties, L.P., a Maryland limited partnership

         GRANTEE'S MAILING ADDRESS:

               c/o Maguire Partners
               555 West Fifth Street, Suite 5000
               Los Angeles, California 90013-1010
               Los Angeles County, California

         CONSIDERATION:

         TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration.

         PROPERTY (INCLUDING ANY IMPROVEMENTS):

                        See Exhibit "A" attached hereto.

         For the Consideration, Grantor quitclaims to Grantee all of Grantor's right, title, and interest in and to the Property, to have and to hold it to Grantee and Grantee's heirs, successors, and assigns forever. Neither Grantor nor Grantor's heirs, successors, or assigns will have, claim, or demand any right or title to the Property or any part of it.

                                   Exhibit C

         When the context requires, singular nouns and pronouns include the plural.

                                       PHILADELPHIA PLAZA - PHASE II,
                                       a Pennsylvania general partnership

                                       By:  Maguire Thomas Partners-Commerce
                                            Square II, Ltd.,
                                            a California limited partnership
                                       Its: Partner

                                            By:  Thomas Partners Inc.
                                                 a California corporation
                                            Its: General Partner

                                            By:
                                                _______________________________
                                                James A. Thomas
                                         President

                                   Exhibit C

STATE OF ___________________,
COUNTY OF _________________} S.S.

On _______________________ before me, _________________________________________,
(here insert name and title of the officer), personally appeared _______________
________________________________________________________________________________
_________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _____________________________________________

                                   Exhibit C

                                   Exhibit "A"

                                (To be Attached)

                                   Exhibit C

PREPARED IN THE OFFICE OF:
AFTER RECORDING RETURN TO:
       Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.

                                    EXHIBIT D
                                       TO
                             CONTRIBUTION AGREEMENT


           REPRESENTATIONS, WARRANTIES AND INDEMNITIES OF CONTRIBUTOR

                     ARTICLE 1 -- ADDITIONAL DEFINED TERMS

               For purposes of this Exhibit D, the following terms have the meanings set forth below. Terms which are not defined below shall have the meaning set forth for those terms as defined in the Agreement to which this Exhibit D is attached:

               Actions: Means all actions, complaints, charges, accusations, investigations, petitions, suits, arbitrations, mediations or other proceedings, whether civil or criminal, at law or in equity, or before any arbitrator or Governmental Entity.

               Affiliate: Means with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

               Agreement: Means the Contribution Agreement to which this Exhibit D is attached.

               Claims: Means claims or disputes (of whatever nature), or Actions pending or, to the Knowledge of such party, threatened that directly or indirectly affect any of the Contributors, any Partnership or the Properties.

               FIRPTA: Means Foreign Investment in Real Estate Property Tax Act.

               Knowledge: Means, with respect to any representation or warranty in the Agreement or the exhibits attached thereto, the actual knowledge, without inquiry, of the signatory to the Agreement. Knowledge is not intended to suggest that the person knows all of the facts or circumstances necessary to establish that the applicable representation or warranty is true.

               Liens: Means, with respect to any real and personal property, all mortgages, pledges, liens, options, charges, security interests, mortgage deed, restrictions, prior assignments, encumbrances, covenants, encroachments, assessments, purchase rights, rights of others, licenses, easements, voting agreements, liabilities or claims of any kind or nature whatsoever, direct or indirect, including, without limitation, interests in or claims to revenues generated by such property, but specifically excluding any Liens created by or on behalf of the Operating Partnership.


                                  Exhibit D-1

               Partnership Units: Shall have the meaning set forth in the OP Agreement.

               Permitted Liens: Means

               (a) Liens, or deposits made to secure the release of such Liens, securing taxes, the payment of which is not delinquent or the payment of which is actively being contested in good faith by appropriate proceedings diligently pursued;

               (b) Zoning laws and ordinances applicable to the Properties which are not violated by the existing structures or present uses thereof;

               (c) Liens imposed by laws, such as carriers', warehousemen's and mechanics' liens, and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings diligently pursued;

               (d) non-exclusive easements for public utilities that do not have a material adverse effect upon, or interfere with the use of, the Properties; and

               (e) any exceptions contained in the Title Policies.

               Person: Means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or governmental entity.

               Prospectus: Means the Company's Form S-11 Registration Statement.

               REIT Shares: Shall have the meaning set forth in the Partnership Agreement.

                  ARTICLE 2 -- REPRESENTATIONS AND WARRANTIES
                                 OF CONTRIBUTOR

               Except as set forth in the disclosure schedule delivered to the Operating Partnership on the date hereof specifically noting any exception to the representations and warranties of Contributor and the particular representation or warranty of Contributor to which any such exception applies, Contributor represents and warrants to the Operating Partnership as set forth below in this Article 2, which representations and warranties are true and correct as of the date hereof and will be true and correct as of the date of Closing. Notwithstanding any other provision of the Agreement or this Exhibit D, Contributor makes representations, warranties and indemnities only with respect to the interests in each of the Partnerships to be transferred by Contributor identified on Exhibit A to the Agreement.

               2.1 Organization; Authority. Contributor (A) is duly formed, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its formation, and (B) has all requisite power and authority to enter the Agreement, each agreement contemplated thereby and to carry out the transactions contemplated thereby, and own, lease or operate its property and to carry on its business as presently conducted and, to the extent required under applicable law, is qualified to do business and is in good standing in each jurisdiction in


                                  Exhibit D-2
which the nature of its business or the character of its property make such qualification necessary.

               2.2 Due Authorization. The execution, delivery and performance of the Agreement by Contributor has been duly and validly authorized by all necessary action of Contributor. This Agreement and each agreement, document and instrument executed and delivered by or on behalf of Contributor pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Contributor, each enforceable against Contributor in accordance with its terms, as such enforceability may be limited by bankruptcy or the application of equitable principles.

               2.3 Consents and Approvals. Except as shall have been satisfied prior to the Closing Date and in any case as set forth on the disclosure schedule, no consent, waiver, approval or authorization of any spouse, third party or governmental authority or agency is required to be obtained by Contributor in connection with the execution, delivery and performance of the Agreement and the transactions contemplated thereby between the parties to this Agreement.

               2.4 Ownership of the Partnership Interests. Each of the Contributors has assigned prior to the date hereof or will have assigned prior to the Closing, all direct and indirect interests owned (constructively or beneficially) by them in the Properties to Philadelphia. As a result, effective immediately prior to the Closing, Philadelphia is the sole owner of the Partnership Interests and owns the Partnership Interests free and clear of any Liens of any nature and has full power and authority to convey the Partnership Interests to the Operating Partnership free and clear of any Liens, and, upon delivery of consideration for the Partnership Interests as herein provided, the Operating Partnership will acquire good and valid title thereto, free and clear of any Liens except Liens created in favor of the Operating Partnership by the transactions contemplated hereby. There are no rights, subscriptions, warrants, options, conversion rights, preemptive rights, agreements, instruments or understandings of any kind outstanding to which Contributor is a party (i) relating to the Partnership Interests or (ii) to purchase, transfer or to otherwise acquire, or to in any way encumber, any of the interests which comprise the Partnership Interests or any securities or obligations of any kind convertible into any of the interests which comprise the Partnership Interests or other equity interests or profit participation of any kind in any of the Partnerships. Contributor will not consent to join in or in any way effect the transfer of any Property Interest or Partnership Interest prior to the Closing. Other than with respect to 740 South Olive in Los Angeles, California and Playa Vista, California (including Water's Edge), both of which Contributor will continue to own after the Closing, and indirect interests in entities which have an indirect interest in the properties referred to as Gas Company Tower in Los Angeles, California and Solana in Dallas, Texas (which entities are anticipated to merge with the Operating Partnership contemporaneously with the Public Offering, following which Contributor will have no interest in such properties), and other than with respect to any rights or interests which are the subject of the RFM Option Agreement, no Contributor, nor any entity which is an Affiliate of any Contributor, has any equity interest, either direct or indirect, in the Properties, except for the Partnership Interests which are the subject of this Agreement, or rights or interests in any other assets owned and controlled, directly or indirectly by Robert F. Maguire III.


                                  Exhibit D-3

               2.5 No Violation. To the Knowledge of Contributor, none of the execution, delivery or performance of the Agreement, any agreement contemplated thereby between the parties to this Agreement and the transactions contemplated thereby between the parties to this Agreement does or will, with or without the giving of notice, lapse of time, or both, (i) violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right adverse to the Operating Partnership of (A) the organizational documents, including the charters and bylaws, if any, of Contributor, (B) any material agreement, document or instrument to which Contributor is a party or any document or instrument by which the Partnership Interests are bound or (C) any term or provision of any judgment, order, writ, injunction, or decree binding on Contributor (or its assets or properties), or require any approval, consent or waiver of, or make any filing with, any person or governmental or regulatory authority or under any foreign, federal, state, local or other law binding on Contributor (or its assets or properties), which has or may be reasonably expected to have an adverse effect on Contributor, the Partnership or any of its assets or properties, or (ii) result in the creation of any Lien upon any of the Partnership Interests.

               2.6 Non-Foreign Status. Contributor is a United States person (as defined in Section 7701(a)(30) of the Code), and is, therefore, not subject to the provisions of the Code relating to the withholding of sales proceeds to foreign persons, and is not subject to any state withholding requirements. Contributor will provide affidavits to this effect as provided for in Section 2.3(f) of the Agreement.

               2.7 Withholding. Contributor shall execute at Closing such certificates or affidavits reasonably necessary to document the inapplicability of any federal or state withholding provisions, including without limitation those referred to in Section 2.6 above. If Contributor fails to provide such certificates or affidavits, the Operating Partnership's sole remedy will be to withhold a portion of any payments otherwise to be made to Contributor as required by the Code or applicable state law.

               2.8 Investment Purposes. Contributor acknowledges its understanding that the offering and issuance of the Partnership Units to be acquired pursuant to the Agreement are intended to be exempt from registration under the Securities Act of 1933, as amended and the rules and regulations in effect thereunder (the "Act") and that the Operating Partnership's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of Contributor contained herein. In furtherance thereof, Contributor represents and warrants to the Operating Partnership and the Company as follows:

                      2.8.1 Investment. Contributor is acquiring the Partnership Units solely for its own account for the purpose of investment and not as a nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution of any thereof. Contributor agrees and acknowledges that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any of the Partnership Units unless (i) the Transfer is pursuant to an effective registration statement under the Act and qualification or other compliance under applicable blue sky or state securities laws, or (ii) counsel for Contributor (which counsel shall be reasonably acceptable to the Operating Partnership) shall have furnished the Operating Partnership with an opinion, reasonably satisfactory in form and substance to the Operating Partnership, to the effect that no


                                  Exhibit D-4
such registration is required because of the availability of an exemption from registration under the Act and qualification or other compliance under applicable blue sky or state securities laws. The term "Transfer" shall not include any redemption of the Partnership Units or exchange of the Partnership Units for REIT Shares pursuant to Section 8.6 of the OP Agreement. Notwithstanding the foregoing, no Transfer shall be made unless it is permitted under the OP Agreement.

                      2.8.2 Knowledge. Contributor is knowledgeable, sophisticated and experienced in business and financial matters; Contributor has previously invested in securities similar to the Partnership Units and fully understands the limitations on transfer imposed by the Federal securities laws and as described in the Agreement. Contributor is able to bear the economic risk of holding the Partnership Units for an indefinite period and is able to afford the complete loss of his, her or its investment in the Partnership Units; Contributor has received and reviewed all information and documents about or pertaining to the Company, the Operating Partnership, the business and prospects of the Company and the Operating Partnership and the issuance of the Partnership Units as Contributor deems necessary or desirable, has had cash flow and operations data for the Properties made available by the Operating Partnership upon request and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information and documents, the Company, the Operating Partnership, the Properties, the business and prospects of the Company and the Operating Partnership and the Partnership Units which Contributor deems necessary or desirable to evaluate the merits and risks related to his, her or its investment in the Partnership Units and to conduct its own independent valuation of the Properties; and Contributor understands and has taken cognizance of all risk factors related to the purchase of the Partnership Units. Contributor is a sophisticated real estate investor. Contributor is relying upon its own independent analysis and assessment (including with respect to taxes), and the advice of Contributor's advisors (including tax advisors), and not upon that of the Operating Partnership or any of the Operating Partnership's Affiliates, for purposes of evaluating, entering into, and consummating the transactions contemplated by the Agreement.

                      2.8.3 Holding Period. Contributor acknowledges that it has been advised that (i) the Partnership Units and the common stock of the Company (the "Common Stock") into which the Partnership Units may be exchanged in certain circumstances must be held indefinitely, and Contributor must continue to bear the economic risk of the investment in the Partnership Units (and any Common Stock that might be exchanged therefor), unless they are subsequently registered under the Act or an exemption from such registration is available (it being understood that the Operating Partnership has no intention of so registering the Partnership Units), (ii) a restrictive legend in the form hereafter set forth shall be placed on the certificates representing the Partnership Units (and any Common Stock that might be exchanged therefor), and
(iii) a notation shall be made in the appropriate records of the Operating Partnership (and the Company) indicating that the Partnership Units (and any Common Stock that might be exchanged therefor) are subject to restrictions on transfer.

                      2.8.4 Accredited Investor. Contributor is an "accredited investor" (as such term is defined in Rule 501 (a) of Regulation D under the Act). Contributor has previously provided the Operating Partnership with a duly executed Accredited Investor Questionnaire. No


                                  Exhibit D-5
event or circumstance has occurred since delivery of such Questionnaire to make the statements contained therein false or misleading.

                      2.8.5 Legending. Each certificate representing the Partnership Units (and any Common Stock that might be exchanged therefor) shall bear the following legend:

        THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS;

               In addition, the Common Stock for which the Partnership Units might be exchanged shall also bear a legend which generally provides the following:

        THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CORPORATION'S ARTICLES OF AMENDMENT AND RESTATEMENT, (i) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION'S COMMON STOCK IN EXCESS OF 9.8% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION; (ii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK THAT WOULD RESULT IN THE CORPORATION BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; AND (iii) NO PERSON MAY TRANSFER SHARES OF COMMON STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP ARE VIOLATED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO THE TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE CORPORATION MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND THAT ARE DEFINED IN THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE CORPORATION


                                  Exhibit D-6

        SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE CORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SHARES OF COMMON STOCK ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

               2.9 No Brokers. Neither the Contributor nor any of the Contributor's respective officers, directors or employees, to the extent applicable, has employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of the Operating Partnership or any of its Affiliates to pay any finder's fee, brokerage fees or commissions or similar payment in connection with the transactions contemplated by the Agreement. The provisions of this Section 2.9 shall survive the Closing or termination of this Agreement.

               2.10 Solvency. Contributor has been and will be solvent at all times prior to and immediately following the transfer of its Partnership Interests to the Operating Partnership.

               2.11 Taxes. To Contributor's Knowledge, no tax lien or other charge exists or will exist upon consummation of the transactions contemplated hereby with respect to the Partnership Interests.

               2.12 Litigation. To Contributor's Knowledge, there is no litigation or proceeding, either judicial or administrative, pending or overtly threatened, affecting all or any portion of Contributor's Partnership Interests or Contributor's ability to consummate the transactions contemplated hereby. Contributor knows of no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or any portion of its Partnership Interests, which in any such case would impair such Contributor's ability to enter into and perform all of its obligations under the Agreement.

               2.13 NASD Affiliation. Each Contributor represents severally that neither it nor any Affiliate of such Contributor is a member, Affiliate of a member or person associated with a member of the National Association of Securities Dealers, Inc. ("NASD"). Each Contributor further represents severally that neither it nor any of its Affiliates owns any stock or other securities of any NASD member not purchased in the open market, or has made any outstanding subordinated loans to a NASD member. (A company or natural person is presumed to control a member of the NASD and is therefore presumed to constitute an Affiliate of such member if the Company or person is the beneficial owner of 10% or more of the outstanding securities of a member which is a corporation. Additionally, a natural person is presumed to control a member of the NASD and is therefore presumed to constitute an Affiliate of such a member if such person has the power to direct or cause the direction of the management or policies of such member.)

               2.14 Covenant to Remedy Breaches. Contributor covenants to use all reasonable efforts within its control (a) to prevent the breach of any representation or warranty of Contributor hereunder, (b) to satisfy all covenants of Contributor hereunder and (c) use


                                  Exhibit D-7
commercially reasonable efforts to promptly cure any breach of a representation, warranty or covenant of Contributor hereunder upon its learning of same.

                          ARTICLE 3 -- INDEMNIFICATION

               3.1 Survival Of Representations And Warranties; Remedy For
Breach.

               (a) Subject to Section 3.6, all representations and warranties contained in this Exhibit D or in any Schedule or certificate delivered pursuant hereto shall survive the Closing.

               (b) Notwithstanding anything to the contrary in the Agreement or this Exhibit D, no Contributor hereto shall be liable under this Exhibit D or the Agreement for monetary damages (or otherwise) for breach of any of its representations, warranties and covenants contained in this Exhibit D or the Agreement, or in any Schedule, certificate or affidavit delivered by it pursuant thereto, other than pursuant to the succeeding provisions of this Section 3.

               3.2 General Indemnification.

               (a) Contributor shall indemnify and hold harmless the Operating Partnership, the Company, and their Affiliates and each of their respective directors, officers, employees, agents, representatives and Affiliates (each of which is an "Indemnified Party") from and against any and all Claims, losses, damages, liabilities and expenses, including, without limitation, amounts paid in settlement, reasonable attorneys' fees, costs of investigation, costs of investigative, judicial or administrative proceedings or appeals therefrom, and costs of attachment or similar bonds (collectively, "Losses"), asserted against, imposed upon or incurred by the Indemnified Party in connection with or as a result of any breach of a representation, warranty or covenant of Contributor contained in the Agreement or in any Schedule, Exhibit, certificate or affidavit or in any other document delivered by such Contributor pursuant to the Agreement.

               (b) Contributor shall indemnify and hold harmless the Indemnified Parties from and against any and all Losses asserted against, imposed upon or incurred by the Indemnified Parties in connection with or as a result of all fees and expenses of Contributor in connection with the transactions contemplated by the Agreement.

               3.3 Payment of Indemnification. Contributor shall (as provided in
Section 3.5(b)) satisfy its obligations hereunder by the prompt delivery (paid promptly as and when expenses are incurred) to an Indemnified Party of its Partnership Units (if any), or at its election, by payment in cash. Any Partnership Units delivered to an Indemnified Party hereunder shall be valued based upon the initial public offering price of the Common Stock. Notwithstanding any provision of the Agreement or this Exhibit D, no Indemnified Party shall have the right to receive or recover punitive damages against any Contributor by reason of any breach under or in connection with the Agreement or any schedule, exhibit, certificate or affidavit or any other document delivered by such Contributor pursuant to the Agreement, and each Indemnified Party hereby waives any and all right to receive such punitive damages.


                                  Exhibit D-8

               3.4 Notice and Defense of Claims. As soon as reasonably practicable after receipt by the Indemnified Party of notice of any liability or claim incurred by or asserted against the Indemnified Party that is subject to indemnification under this Article 3, the Indemnified Party shall give notice thereof to the Contributor, including liabilities or claims to be applied against the indemnification baskets established pursuant to Section 3.5 hereof. The Indemnified Party may at its option demand indemnity under this Article 3 as soon as a claim has been threatened by a third party, regardless of whether an actual Loss has been suffered, so long as the Indemnified Party shall in good faith determine that such claim is not frivolous and that the Indemnified Party may be liable for, or otherwise incur, a Loss as a result thereof and shall give notice of such determination to the Contributor. The Indemnified Party shall assume the defense of any such claim by counsel selected by Indemnified Party and reasonably satisfactory to Contributor, and may settle or otherwise dispose of the same; PROVIDED, HOWEVER, that the Contributor may at all times participate in such defense at its own expense, which shall not be reimbursed by Indemnified Party.

               3.5 Limitations on and Threshold for Indemnification Under
Section 3.2.

               (a) Contributor shall not be liable under Section 3.2 hereof unless and until the total amount recoverable by the Indemnified Parties under
Section 3.2 exceeds $100,000; PROVIDED, HOWEVER, that claims for Losses arising out of a breach of representation or warranty contained in sections 2.1, 2.2, 2.4, 2.6, 2.7, and 2.9 hereof shall not be subject to such threshold amount but shall be recoverable from the first dollar of Losses; and PROVIDED FURTHER, that once the total amount recoverable by the Indemnified Parties under Section 3.2 hereof exceeds $100,000 in the aggregate, Contributor's obligation under Section
3.2 hereof shall be for the full amount of such obligation.

               (b) Notwithstanding anything contained herein to the contrary, Contributor shall not be liable or obligated to make payments under this Article 3 to the extent such payments in the aggregate would exceed the Total Consideration received by Contributor at the Closing. Notwithstanding anything contained herein to the contrary, the Indemnified Parties shall look first to Contributor's Partnership Units (if any) for indemnification under this Article 3 (and agree to treat any return of Partnership Units as an adjustment to the consideration delivered to Contributor pursuant to the Formation Transactions) and then to any distributions received by Contributor in connection with such Contributor's Partnership Units. Contributor may make any payments due by it under this Article 3 in cash.

               3.6 Limitation Period.

               (a) Notwithstanding the foregoing, any claim for indemnification under Section 3.2 hereof must be asserted in writing by the Indemnified Party, stating the nature of the Losses and the basis for indemnification therefor:

                      (i) within one year after the Closing in the case of a claim under Section 3.2 hereof (other than a claim under Section 3.2 (a) based upon a breach of the representations, and warranties of Contributor set forth in Sections 2.1, 2.2, 2.4, 2.6, 2.7 and 2.9 hereof); and


                                  Exhibit D-9

                      (ii) prior to the expiration of the applicable statutes of limitations in the case of a claim under Section 3.2 (a) based upon a breach of the representations and warranties of Contributor set forth in Sections 2.1, 2.2, 2.4, 2.6, 2.7 and 2.9 hereof.

               (b) If so asserted in writing within one year after the Closing or prior to the expiration of the applicable statute of limitation, as applicable, such claims for indemnification shall survive until resolved by mutual agreement between Contributor and the Indemnified Party or by judicial determination. Any claim for indemnification not so asserted in writing within one year after the Closing or prior to the expiration of the applicable statute of limitation, as applicable, shall not thereafter be asserted and shall forever be waived.


                                  Exhibit D-10

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, James A. Thomas, on behalf of Philadelphia Plaza - Phase II, a Pennsylvania general partnership, (the "Entity"), undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

                  to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

                                  Exhibit E-1

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_____________________________

                                          PHILADELPHIA PLAZA - PHASE II,
                                          a Pennsylvania general partnership

                                          By:  Maguire Thomas Partners-Commerce
                                               Square II, Ltd.,
                                               a California limited partnership
                                          Its: Partner

                                               By:  Thomas Partners Inc.
                                                    a California corporation
                                               Its: General Partner

                                               By:
                                                   ____________________________
                                                   James A. Thomas
                                                   President

                                  Exhibit E-2

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ________________________________ before me, ___________________________, personally appeared ____________________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_______________________________________________________

                                  Exhibit E-3

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, James A. Thomas, on behalf of Thomas Investment Partners, Ltd., a California limited partnership, (the "Entity"), the undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

                  to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

                                  Exhibit E-4

Dated_______________________________

                                          THOMAS INVESTMENT PARTNERS, LTD.,
                                          a California limited partnership

                                          By:  THOMAS PARTNERS, INC.
                                               a California corporation
                                          Its: General Partner

                                               By:
                                                   ____________________________
                                                   Name: James A. Thomas
                                                   Title: President

                                  Exhibit E-5

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ________________________________ before me, ____________________________, personally appeared ____________________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_______________________________________________________

                                  Exhibit E-6

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Sandra Bane, on behalf of The Thomas Family Trust of 1980, a California trust for the benefit of Suzanne Ellen Thomas and Sherrie Ann Pastron (the "Entity"), the undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

                  to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

                                  Exhibit E-7

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_______________________________

                                            THE THOMAS FAMILY TRUST OF 1980
                                            FOR THE BENEFIT OF SUZANNE ELLEN
                                            THOMAS AND SHERRIE ANN PASTRON,
                                            a California Irrevocable Trust

                                            __________________________________
                                            Sandra Bane, Trustee

                                  Exhibit E-8

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ________________________________ before me, ________________________________, personally appeared _________________________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_______________________________________________________

                                  Exhibit E-9

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Suzanne Ellen Thomas, the undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") my true and lawful Attorney for me and in my name, place and stead and for my use and benefit solely with respect to the following and for no other purpose:

                  to act in my name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of my Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between me and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         My said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

                                  Exhibit E-10

When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_______________________________

                                             SUZANNE ELLEN THOMAS

                                             __________________________________
                                             Suzanne Ellen Thomas

                                  Exhibit E-11

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ________________________________ before me, ________________________________, personally appeared __________________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_______________________________________________________

                                  Exhibit E-12

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Sherrie Ann Pastron, the undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") my true and lawful Attorney for me and in my name, place and stead and for my use and benefit solely with respect to the following and for no other purpose:

                  to act in my name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of my Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between me and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         My said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

                                  Exhibit E-13

When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_______________________________

                                             SHERRIE ANN PASTRON

                                             _________________________________
                                             Sherri Ann Pastron

                                  Exhibit E-14

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ________________________________ before me, ________________________________,

personally appeared ____________________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_______________________________________________________

                                  Exhibit E-15

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, James A. Thomas, the undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") my true and lawful Attorney for me and in my name, place and stead and for my use and benefit solely with respect to the following and for no other purpose:

                  to act in my name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of my Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between me and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         My said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

                                  Exhibit E-16

When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_______________________________

                                             JAMES A. THOMAS

                                             __________________________________
                                             James A. Thomas

                                  Exhibit E-17

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ________________________________ before me, ________________________________, personally appeared __________________________________________________personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_______________________________________________________

                                  Exhibit E-18

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, James A. Thomas, on behalf of The Lumbee Clan Trust, a California trust (the "Entity"), the undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

                  to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

                                  Exhibit E-19

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_______________________________

                                             THE LUMBEE CLAN TRUST,
                                             a California Trust

                                             By: ____________________________

                                             Name: __________________________

                                             Title: _________________________

                                  Exhibit E-20

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ________________________________ before me, ________________________________,

personally appeared ____________________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_______________________________________________________

                                  Exhibit E-21

                                    EXHIBIT F
                                       TO
                             CONTRIBUTION AGREEMENT

                     CERTIFICATION OF NON-FOREIGN STATUS(1)

         Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership") that the withholding of tax is not required upon the contribution of Partnership Interests by Philadelphia Plaza - Phase II, a Pennsylvania general partnership (the "Contributor"), to the Operating Partnership in exchange for Units, the undersigned hereby certifies the following on behalf of the Contributor:

         1. The Contributor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Treasury Regulations promulgated thereunder);

         2. The Contributor's employer identification number is ______________; and

         3.       The Contributor's office address is:

                           c/o Thomas Development Partners
                           355 South Grand Avenue, Suite 2820
                           Los Angeles, California 90071

         The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the Operating Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

----------------------------
(1) Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to them in that certain Contribution Agreement, dated November 8, 2002.

                                   Exhibit F-1

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Contributor.

Dated: __________________

                                            PHILADELPHIA PLAZA - PHASE II,
                                            a Pennsylvania general partnership

                                          By:  Maguire Thomas Partners-Commerce
                                               Square II, Ltd.,
                                               a California limited partnership
                                          Its: Partner

                                                  By:  Thomas Partners Inc.
                                                       a California corporation
                                                  Its: General Partner

                                                  By:
                                                      ________________________
                                                  Name: James A. Thomas
                                                  Title: President

                                  Exhibit F-2

                                    EXHIBIT G
                                       TO
                             CONTRIBUTION AGREEMENT
                      SALE LIMITATIONS AND DEBT GUARANTEES

                       ARTICLE 1--ADDITIONAL DEFINED TERMS

               Agreement: Means the Contribution Agreement to which this Exhibit G is attached.

               Code: Means the Internal Revenue Code of 1986, as amended, and references to sections of the Code shall include any successor provisions thereto.

               Disposition: Means any sale, assignment, pledge, encumbrance, hypothecation, mortgage, exchange, or any swap agreement or other arrangement that transfers all or a portion of the economic consequences associated with the Partnership Units of the Contributor, provided that the following shall not constitute Dispositions: (i) a pledge of all or a portion of the Partnership Units of the Contributor to secure bona fide indebtedness that does not exceed sixty percent (60%) of the value of the pledged Partnership Units of the Contributor at the time such indebtedness is incurred so long as no foreclosure has occurred; (ii) any pledge of Partnership Units to the Operating Partnership; and (iii) a Permitted Disposition.

               General Partner: Means the general partner of the Operating Partnership.

               Guarantee Agreement: Means an agreement between the Operating Partnership, the Contributor or another Guarantee Partner and possibly a lender (or with a lender as a third party beneficiary), pursuant to which the Contributor or such other Guarantee Partner guarantees debt of the Operating Partnership, which guarantee may be on a "bottom dollar basis" provided it is on a pari passu basis with the other Guarantee Partners and/or other partners of the Operating Partnership, and which agreement may be in the form of a guarantee or contribution agreement. The initial Guarantee Agreement shall be entered into prior to or contemporaneously with the closing of the Public Offering.

               Guarantee Amount: Shall mean an amount specified by Contributor which is set forth in the Guarantee Agreement for the Contributor, provided the aggregate Guarantee Amount for the Contributor shall not exceed Eighty Three Million Dollars ($83,000,000).

               Guaranteed Debt: Means the debt guaranteed by the Contributor or other Guarantee Partner pursuant to a Guaranty Agreement.

               Guarantee Opportunity: Shall have the meaning set forth in
Section 3(a).

               Guarantee Partner: Means a person who guarantees debt of the Operating Partnership in connection with (i) their contribution of property to the Operating Partnership in exchange for Partnership Units in the Formation Transactions; or (ii) their contribution of property to the Operating Partnership pursuant to the Operating Partnership's exercise of rights under an Option Agreement.



                                  Exhibit G-1

               Option Agreement: Means an agreement entered into or acquired by the Operating Partnership in connection with the Formation Transactions pursuant to which the Operating Partnership has the right to require the contribution of certain properties (or indirect interests therein) to the Operating Partnership, to the extent such contribution may be made in exchange for Partnership Units.

               Partnership Units Sale Restriction: The Contributor shall have satisfied this requirement with respect to a period if at the end of such period, (i) aggregate Dispositions by the Contributor of Partnership Units received in the Formation Transactions or pursuant to an Option Agreement have not caused the Partnership Units then owned by the Contributor to be less than fifty percent (50%) of the aggregate Partnership Units issued to the Contributor in connection with the Formation Transactions and pursuant to an Option Agreement; and (ii) the "Partnership Units Sale Restriction" set forth in Exhibit F to the Contribution Agreement by and between the Operating Partnership, Robert F. Maguire III and each of the entities listed on Exhibit A attached thereto (the "Robert F. Maguire III Contribution Agreement") has been satisfied. Exhibit F to the Robert F. Maguire III Contribution Agreement provides that the contributors thereunder will notify Contributor in the event that they cease to satisfy the partnership unit sales restriction thereunder.

               Permitted Disposition: Means a Disposition to (i) a member of the immediate family or an affiliate of the applicable Contributor, (ii) a charitable organization a contribution to which would be deductible pursuant to
Section 170 of the Code, (iii) any partnership, limited liability company or trust, the partners, members or beneficiaries, as applicable, of which are exclusively one or more of the Contributor or members of the immediate family or affiliates of the Contributor and/or a charitable organization a contribution to which would be deductible pursuant to Section 170 of the Code, or (iv) a beneficiary, partner, member or shareholder by the trust, partnership, limited liability company or corporation in which such person owns an interest, provided that any such Disposition shall not involve a Disposition for value (other than the issuance or redemption of an interest in the transferor or a reduction in the transferor's share of liabilities of the Operating Partnership); provided further that for purposes of the Partnership Units Sale Restriction, the Contributor shall be treated as continuing to own any Partnership Units which were subject to a Permitted Disposition unless and until there has been a Disposition by a permitted transferee, which shall be treated as a Disposition by the Contributor.

               Protected Period: Means for each Property and the Guarantee Opportunity, the period commencing on the closing date of the Formation Transactions and ending on the "Initial Period" anniversary of the closing date of the Formation Transactions, provided, however, that the Protected Period shall be increased by successive one-year extension periods, if the Contributor has satisfied the Partnership Units Sale Restriction at the expiration of the prior period, with the Contributor's final extension period ending on the "Final Period" anniversary of the closing date of the Formation Transactions.



                                  Exhibit G-2

               The Initial Period and Final Period for each Property and the Guarantee Opportunity are as follows:

        Property                    Initial Period               Final Period
        --------                    --------------               ------------
        Gas Company Tower           9th                          12th
        Library Tower               9th                          12th
        Solana                      9th                          12th
        KPMG Tower                  9th                          12th
        Plaza Las Fuentes           7th                          10th
          (excluding the hotel)
        Wells Fargo Tower           7th                          10th
        Plaza Las Fuentes Hotel     None                         None
        808 South Olive             None                         None
        Guarantee Opportunity       9th                          12th

               Qualifying Debt: Means indebtedness of the Operating Partnership that is described in (i), (ii) or (iii) below:

                      (i) In the case of indebtedness secured by any property or other asset of the Operating Partnership and not recourse to all of the assets of the Operating Partnership, the aggregate amount of all indebtedness secured by such property must not exceed seventy-five percent (75%) of the fair market value (as determined by the Board in its reasonable judgment) of such property at the time that the Guarantee Opportunity is first effective. Nonrecourse debt of a subsidiary of the Operating Partnership shall be treated as debt of the Operating Partnership provided the Operating Partnership guarantees such debt and will permit the Contributor to indemnify the Operating Partnership from certain losses associated with such guarantee on terms which are similar to those set forth in the Contributor's Guarantee Agreement and reasonably acceptable to the Operating Partnership and the Contributor;

                      (ii) In the case of indebtedness that is recourse to all
               of the assets of the Operating Partnership, the indebtedness is at all times the most senior indebtedness recourse to all the assets of the Operating Partnership (but there shall not be a prohibition against other indebtedness that is pari passu with such indebtedness) and the amount of the indebtedness outstanding is at all times at least equal to one hundred fifty percent (150%) of the aggregate amount of the guarantees provided with respect to such indebtedness; or

                      (iii) Any other indebtedness approved by Robert F. Maguire
               III (or his designee or successor) or the Contributor in each such person's sole and absolute discretion.



                                  Exhibit G-3

               In addition, debt which satisfies requirement (i) or (ii) above (but not requirement (iii) above) will not be Qualifying Debt if and when either of the following occurs:

                      (i) There are other guarantees with respect to the same
               indebtedness that are prior to (i.e., with less economic risk) the Guarantee Opportunity provided to the Contributor pursuant hereto; or

                      (ii) There are other guarantees with respect to the same
               indebtedness that are pari passu with the Guarantee Opportunity provided to the Contributor pursuant hereto, and the amount of all such guarantees (including the Contributor's guarantee) exceed seventy five percent (75%) of the fair market value of the real estate which is security for such indebtedness measured at the time any such guarantee is first effective (as determined by the Board in its reasonable judgment).

               Notwithstanding the foregoing, there shall be no prohibition on guarantees of other portions of Qualifying Debt, and the above limitations shall not apply with respect to any guarantee of such debt by the Company, provided the Contributor is offered the opportunity to enter into an agreement with the Company providing that the Contributor will indemnify the Company from certain losses associated with such debt on terms which are similar to those set forth in the Contributor's Guarantee Agreement with respect to the debt of the Operating Partnership.

                ARTICLE 2--SALE RESTRICTION ON PROTECTED PROPERTY

               (a) The Operating Partnership agrees for the benefit of the Contributor, for the term of the Protected Period, not to directly or indirectly sell, exchange, or otherwise dispose of any Property or any interest therein (including without limitation, by way of merger, sale of assets or otherwise) without the consent of Robert F. Maguire III (or his designee or successor) or the Contributor, which may be given or withheld in each such person's sole and absolute discretion.

               (b) Section 2(a) shall not apply to the disposition of a Property if (i) such disposition qualifies as a like-kind exchange under Section 1031 of the Code, or an involuntary conversion under Section 1033 of the Code, or other transaction (including, but not limited to, a contribution of property to any entity that qualifies for the nonrecognition of gain under Section 721 or
Section 351 of the Code, or a merger or consolidation of the Operating Partnership with or into another entity that qualifies for taxation as a "partnership" for federal income tax purposes (a "Successor Partnership")), in each case that does not result in the recognition of any taxable income or gain to the Contributor with respect to the Contributor's Partnership Units; provided, however, that: (1) in the event of a disposition of a Property under
Section 1031 or Section 1033 of the Code or pursuant to another tax deferred transaction, any property that is acquired in exchange for or as a replacement for such Property shall thereafter be considered that Property for purposes of this Exhibit G; (2) if a Property is transferred to another entity in a transaction in which gain or loss is not recognized, the interest of the Operating Partnership in such entity shall thereafter be considered that Property for purposes of this Exhibit G, and if the acquiring entity's disposition of such Property would cause the Contributor to


                                  Exhibit G-4
recognize gain or loss as a result thereof, the transferred Property still shall be considered that Property for purposes of this Exhibit G; and (3) in the event of a merger or consolidation involving the Operating Partnership and a Successor Partnership, the Successor Partnership shall have agreed in writing for the benefit of the Contributor that all of the restrictions of this Exhibit G shall apply with respect to each Property; (ii) with respect to the Contributor, the adjusted taxable basis of the Property has increased in the hands of the Operating Partnership to fair market value as a result of a taxable disposition of the Partnership Units received in the Formation Transactions or otherwise, such that a taxable disposition of such Property by the Operating Partnership would not result in the allocation of taxable gain to the Contributor pursuant to Section 704(c) of the Code; or (iii) such disposition is permitted with respect to all of the "Contributors" under the Robert F. Maguire III Contribution Agreement pursuant to Section 2(b)(ii) of such agreement.

               (c) Notwithstanding any provision of this Exhibit G, the rights and remedies of the Contributor for a breach or violation of the covenants set forth in Section 2(a) shall include a claim for damages (including, without limitation, incidental, consequential, indirect and special damages, lost profits, lost revenues and loss of business, whether foreseeable or not) against the Operating Partnership or any Successor Partnership. All such damages shall be indemnifiable under Section 3.3 of the Agreement and shall be treated as "Losses" for purposes thereof. Any claim, dispute or controversy arising out of, or in connection with, or in relation to the interpretation, performance or breach of this Exhibit G shall be subject to the provisions of Section 7.1 of the Agreement.

                     ARTICLE 3--AVAILABILITY OF GUARANTEES

               (a) During the Protected Period, the Operating Partnership shall use commercially reasonable efforts to make available to the Contributor the opportunity (a "Guarantee Opportunity") to make a guarantee of Qualifying Debt of the Operating Partnership pursuant to a Guaranty Agreement in an amount at least equal to the Guarantee Amount. The Contributor may provide its Guarantee Agreement provided such agreement shall not expand Contributor's rights hereunder and shall be subject to the reasonable comments and approval of the Operating Partnership. During the Protected Period, if Guaranteed Debt is to be repaid and, immediately after such repayment, the outstanding amount of such Guaranteed Debt would be less than the Guarantee Amount with respect to such Guaranteed Debt, the Operating Partnership shall use commercially reasonable efforts to provide to the Contributor a new Guarantee Opportunity with respect to Qualifying Debt in an amount equal to the Guaranteed Debt being repaid. In the event that the Operating Partnership is required to use commercially reasonable efforts to offer a Guarantee Opportunity pursuant to this Section 3(a), the Operating Partnership will provide the Contributor notice of the type, amount and other relevant attributes of the Qualifying Debt with respect to which the Guarantee Opportunity is offered at least ten (10) business days, to the extent reasonably practicable, but in no event less than five (5) business days prior to the earlier of the closing of the incurrence of such debt and the scheduled repayment of the existing Guaranteed Debt. In the event that the Operating Partnership or a related party repurchases outstanding Guaranteed Debt, whether or not such debt is retired, the repurchase thereof shall be treated as a repayment of the Guaranteed Debt for purposes of this Article 3.



                                  Exhibit G-5

               (b) The Contributor acknowledges that Guarantee Partners other than the Contributor have the right to guarantee debt of the Operating Partnership on terms which are similar to the terms set forth in this Exhibit G. The Operating Partnership shall use commercially reasonable efforts to offer each Guarantee Opportunity to the Guarantee Partners (including the Contributor) on a pro rata basis, based on the proportion of each Guarantee Partner's Guarantee Amount to the aggregate Guarantee Amounts of all Guarantee Partners, unless the Guarantee Partners agree to accept Guarantee Opportunities on other than a pro rata basis.

               (c) The Operating Partnership agrees to file its tax returns taking the position that the Guaranteed Debt is allocable to the Contributor guaranteeing such debt for purposes of Section 752 of the Code, absent a determination to the contrary by the Internal Revenue Service. However, the Operating Partnership makes no representation or warranty to the Contributor that any guarantee entered into pursuant to Section 3(a) shall be respected for federal income tax purposes so as to enable the Contributor to be considered to bear the "economic risk of loss" with respect to the indebtedness thereby guaranteed by the Contributor for purposes of either Section 752 or Section 465 of the Code.

               (d) Notwithstanding any provision of this Exhibit G, the rights and remedies of the Contributor for a breach or violation of the covenants set forth in Section 3(a) shall include a claim for damages (including, without limitation, incidental, consequential, indirect and special damages, lost profits, lost revenues, and loss of business, whether foreseeable or not) against the Operating Partnership or any Successor Partnership. All such damages shall be indemnifiable under Section 3.3 of the Agreement and shall be treated as "Losses" for purposes thereof. Any claim dispute or controversy arising out of, or in connection with, or in relation to the interpretation, performance or breach of this Exhibit G shall be subject to the provisions of Section 7.1 of the Agreement.

               (e) The Operating Partnership shall not be obligated to undertake efforts to maintain any level of indebtedness in excess of the amounts specifically required to meet the obligations set forth above in this Article 3.

                       ARTICLE 4-- CALCULATION OF DAMAGES

               The Operating Partnership acknowledges that any breach or violation by it of its obligations under this Exhibit G would cause substantial harm to the Contributor, and the Operating Partnership agrees that any calculation of damages payable to the Contributor based solely on the time value of money would not adequately compensate the Contributor for the harm caused by any breach by the Operating Partnership of its obligations pursuant to Articles 2 or Article 3 hereof. In addition, for purposes of determining any damages payable by the Operating Partnership or a Successor Partnership to the Contributor pursuant to Articles 2 or 3 hereof, the tax effect on the Contributor of any breach or violation of this Exhibit G by the Operating Partnership shall be considered.


                                  Exhibit G-6

                   ARTICLE 5 -- ACKNOWLEDGEMENT OF CONTRIBUTOR

               The Contributor acknowledges that neither Robert F. Maguire III nor his heirs, estate or other successors by operation of law shall have any duty or obligation to the Contributor with respect to any decision made or action taken by any of them under Exhibit F to the Robert F. Maguire III Contribution Agreement, including, without limitation, consenting to any sale, accepting indebtedness as "Qualifying Debt" or any other matter. The Contributor further acknowledges that it shall not have any claim against Robert F. Maguire III or his successors or assigns for any adverse tax consequences suffered by the Contributor as a result of any action taken by Robert F. Maguire III or any of his heirs, estate or other successors by operation of law under Exhibit F to the Robert F. Maguire III Contribution Agreement.

















                                  Exhibit G-7

                                    EXHIBIT H
                                       TO
                             CONTRIBUTION AGREEMENT

                                 SPOUSAL CONSENT

                  I acknowledge that I have read and understand the contents of that certain Contribution Agreement entered into as of November 8, 2002 by and among Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), Philadelphia Plaza-Phase II, a Pennsylvania general partnership, James A. Thomas, an individual ("Thomas") and other contributors named therein, and that certain Option Agreement entered into as of the same date by and among Robert F. Maguire III, Thomas Investment Partners, Ltd. and Thomas (collectively, the "Agreements"). Capitalized items used herein and not otherwise defined herein, shall have the meaning ascribed in the Agreements.

                  I am aware that by its provisions, subject to certain time parameters, my spouse agrees to consummate certain transactions and release certain signature pages to agreements and documents referred to in the Agreements, including the contribution of all of Philadelphia Plaza-Phase II's Partnership Interests to the Operating Partnership and the sale of all of Thomas' and Thomas Investment Partners, Ltd.'s Option Partnership Interests to Robert F. Maguire III for the consideration recited in the Agreements. I hereby consent to such undertakings and the transactions and contribution as contemplated in the Agreements. I hereby further agree to be bound by the provisions of said Agreements to the extent of any community property interest that I may have that may be affected thereby.

                  I hereby further agree that I will not bequeath any interest I have that may be affected by the Agreements or any interest therein by my will if I predecease my spouse to anyone and direct that the residuary clauses in my will shall not be deemed to apply to any such interest.

Dated:  11-08-2002                         By: /s/ Sally Thomas
                                               -----------------------------
                                               Name: Sally Thomas
                                               Spouse of: James A. Thomas

                                   Exhibit H

                                    EXHIBIT H
                                       TO
                             CONTRIBUTION AGREEMENT

                                 SPOUSAL CONSENT

                  I, Willard Pastron, acknowledge that I have read and understand the contents of that certain Contribution Agreement entered into as of November 8, 2002 by and among Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), Philadelphia Plaza-Phase II, a Pennsylvania general partnership, Sherrie Ann Pastron, an individual ("Pastron") and other contributors named therein (the "Agreements"). Capitalized items used herein and not otherwise defined herein, shall have the meaning ascribed in the Agreement.

                  I am aware that by its provisions, subject to certain time parameters, my spouse agrees to consummate certain transactions and release certain signature pages to agreements and documents referred to in the Agreement, including the contribution of all of Philadelphia Plaza - Phase II's Partnership Interests to the Operating Partnership for the consideration recited in the Agreement. I hereby consent to such undertakings and the transactions and contribution as contemplated in the Agreement. I hereby further agree to be bound by the provisions of said Agreement to the extent of any community property interest that I may have that may be affected thereby.

                  I hereby further agree that I will not bequeath any interest I have that may be affected by the Agreement or any interest therein by my will if I predecease my spouse to anyone and direct that the residuary clauses in my will shall not be deemed to apply to any such interest.

Dated:  11/8/02                             By: /s/ Willard Pastron
                                                ------------------------------
                                                Name: Willard Pastron
                                                Spouse of: Sherrie Ann Pastron

                                   Exhibit H

                                    EXHIBIT H
                                       TO
                             CONTRIBUTION AGREEMENT

                                 SPOUSAL CONSENT

                  I, Mark David Baer, acknowledge that I have read and understand the contents of that certain Contribution Agreement entered into as of November 8, 2002 by and among Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), Philadelphia Plaza-Phase II, a Pennsylvania general partnership, Suzanne Ellen Thomas, an individual ("Thomas") and other contributors named therein (the "Agreements"). Capitalized items used herein and not otherwise defined herein, shall have the meaning ascribed in the Agreement.

                  I am aware that by its provisions, subject to certain time parameters, my spouse agrees to consummate certain transactions and release certain signature pages to agreements and documents referred to in the Agreement, including the contribution of all of Philadelphia Plaza - Phase II's Partnership Interests to the Operating Partnership for the consideration recited in the Agreement. I hereby consent to such undertakings and the transactions and contribution as contemplated in the Agreement. I hereby further agree to be bound by the provisions of said Agreement to the extent of any community property interest that I may have that may be affected thereby.

                  I hereby further agree that I will not bequeath any interest I have that may be affected by the Agreement or any interest therein by my will if I predecease my spouse to anyone and direct that the residuary clauses in my will shall not be deemed to apply to any such interest.

Dated: Nov. 9, 2002                         By: /s/ Mark David Baer
                                                -------------------------------
                                                Name: Mark David Baer
                                                Spouse of: Suzanne Ellen Thomas

                                   Exhibit H